As filed with the Securities and Exchange Commission on March 12, 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08685

Rochdale Investment Trust

(Exact name of registrant as specified in charter)

570 Lexington Avenue

New York, NY 10022-6837

(Address of principal executive offices) (Zip code)

Garrett R. D’Alessandro

570 Lexington Avenue

New York, NY 10022-6837

(Name and address of agent for service)

(800)245-9888

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1. Reports to Stockholders.

ROCHDALE

INVESTMENT TRUST

Rochdale Large Growth Portfolio

Rochdale Large Value Portfolio

Rochdale Mid/Small Growth Portfolio

Rochdale Mid/Small Value Portfolio

Rochdale Dividend & Income Portfolio

Rochdale Intermediate Fixed Income Portfolio

Annual Report

December 31, 2008

ROCHDALE INVESTMENT TRUST

Rochdale Funds Annual Report

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Rochdale Investment Trust.

Past performance is not a guarantee of future results. Due to market volatility, fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and are subject to change.

ROCHDALE INVESTMENT TRUST

Rochdale Funds Annual Report

February 18, 2009

Dear Fellow Shareholders:

We would like to share the performance of the Rochdale Funds (“Funds” or “Portfolios”) for the year ended December 31, 2008. As we have written previously, economic and stock market cycles have been with us since the birth of the modern economy. However, the year 2008 will long be remembered as one of the most dramatic and defining in history. During the past 12 months we experienced the largest bankruptcy on record and the collapse of Wall Street’s investment banking system. Market volatility was the worst since 1932, and oil prices were equally dramatic; surging 50% during the first part of the year, only to plunge 80% by year end. We also entered a 1000 day consumer spending retrenchment period stemming from a destruction in wealth unlike any seen in a generation. Shareholders in Rochdale Funds can be confident that our time tested investment process and team of trained portfolio managers will enable us to navigate through the economic and financial uncertainty ahead.

Equity markets worldwide suffered sharp declines in 2008 as the benefits of diversification across all asset classes essentially disappeared. The S&P 500 Index returned -37.00%, the NASDAQ Composite Index declined 40.24%, and the MSCI AC World ex US Index dropped by 45.24%. Moreover, the declines were broad based, with every major U.S. & foreign market sector suffering double digit drops in value. Hardest hit were the financial services and materials sectors, where full year declines exceeded 50%. Overall, it was the worst year for U.S. stocks since the 1930s, and the worst year on record for many international markets.

In almost all markets, declines were driven by substantial losses in the global banking system, which in turn led to a significant deleveraging by both financial institutions and hedge funds, and an overreaction by retail investors in response. Low liquidity in markets exacerbated the fall in prices as credit spreads rose to record highs, in most cases at levels far exceeding the peaks seen in previous recessions. This extraordinary confluence of events caused market volatility to grow to historic levels throughout the course of the year. Over the nearly 60-year period from 1950 and 2008, the number of days the S&P 500 Index moved up or down more than 5% in one single trading day was 27. During 2008, that number was 43, with 23 of those days coming over just the final quarter alone. Essentially, this extreme volatility resulted in indiscriminate selling among investors, who ignored the company fundamentals that drive stock price performance, like earnings growth and valuation, and which form the basis of our investment philosophy and process. During such periods of indiscriminate selling and forced liquidations, fundamental analytical work becomes less relevant to investors and leads to the distressed selling of the stocks of good companies.

Broad Market Index Performance Year Ended December 31, 2008
Index	Total Return
S&P 500	(37.00%	)
S&P 1000	(34.67%	)
Nasdaq Composite	(40.54%	)
MSCI AC World ex USA	(45.24%	)
Barclays Capital Aggregate Bond	5.24%
Source: Lipper

Performance quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be found on our Web site at www.rochdale.com. Total returns do not reflect sales charges, which, when applied, would lower returns.

Investing in small and medium-size companies and REITs may carry additional risks such as limited liquidity and increasing volatility. Investing in international companies carries risks such as currency fluctuation, interest rate fluctuation, and economic and political instability. When investing in bond funds, it should be noted that when interest rates rise, bond prices will fall.

An investor should consider carefully the Fund’s investment objectives, risks, charges, and expenses. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 800-245-9888, or visiting www.rochdale.com. Please read it carefully before investing. RIM Securities LLC is the affiliate broker dealer for Rochdale Investment Management LLC, 570 Lexington Avenue, New York, NY 10022.

ROCHDALE INVESTMENT TRUST

Rochdale’s economic analysis indicated that the U.S. economy entered a recessionary pattern in early 2008. While the case for recession was building throughout the year, it was not until the later half of 2008 that the reality of the downturn’s magnitude was fully understood by the investment community. Though some claim the pivotal event came in September with the Lehman Brothers bankruptcy, we believe it was a series of failures by the U.S. Government and bank management over a period of years that has led to the Great Recession. By October, these failures all came to a head. Credit markets froze up as all confidence in the financial system vanished, stock markets around the world plunged, and interest rate spreads soared to record levels. Businesses began accelerating cutbacks, and consumers retrenched as layoffs mounted, wealth declined, and credit availability significantly tightened. The global economy, enjoying an unprecedented decade long boom, fell into the worst globally synchronized recession in memory.

Since September, massive policy measures, including interest rate cuts, enormous injections of capital into the financial system, and facilities to buy up illiquid assets, have had some effect at getting credit flowing again. But, these actions by the Federal Reserve and Treasury department represent a “Great Experiment” and, considering the compound nature of the problem, the long term economic consequences are far from certain. So far, despite these efforts, the credit channel remains broken with financial institutions continuing to hoard capital. Now, the Fed is attempting to maintain the supply of credit by using its balance sheet to bypass the banks and become, for all intents and purposes, ‘lender of last resort’ to the private sector. However, what is clear is that the heart of the problem remains bad bank insolvency due to the distressed assets choking the balance sheets. Ultimately, something must be done to address the underlying lack of confidence in the system that stems from past losses on these toxic assets.

Housing, whose mortgages are at the epicenter of the banking crisis, continues to falter and is not projected to bottom out until late 2009. Until home prices stabilize, permanent healing in credit markets cannot take place. The IMF estimates that potential loss on U.S. originated credit assets alone is now $2.2 billion. Fortunately, half of these losses will fall abroad. But, the unpleasant truth is that the financial system needs at least another $1 trillion of required capital. So, either the U.S. government has to continue to try to patch over the losses with massive capital injections, a path that led to failure during Japan’s similar experience in the 1990s, or it has to take the painful step of letting some of the big, irreparably wounded financial institutions fail. Ultimately, our government will need to weed out the weakest banks, pour capital into the surviving banks, and sell off the bad assets. Until the government develops the political will to do this, there seems little evidence that the ongoing banking problem will be resolved.

For now, the ongoing crisis in our financial and credit markets has compounded the recessionary forces already in motion, serving to make this Great Recession longer, deeper, and broader than any prior recession in decades. Indeed, all our forward looking indicators on the economy, which have a reliable track record, currently show no signs that the end of the recession is within sight. The main economic challenge is the secular decline in consumer spending. Fueled by easy credit, the consumer debt burden has surged over the past decade to unsustainable levels, and now the consumer has to deleverage.

Saving to restore lost wealth and repair household balance sheets will determine consumer spending going forward, and, with lower income growth, decreasing job security, and declining net worth, a historic 1000 day period of consumption retrenchment appears inevitable. To make matters worse, the consumer and construction downturns are now being joined by downturns in business investment and exports. So, with roughly 80% of our economy contracting, government will have to step in and fill part of the void. The recently passed fiscal stimulus bill is indeed enormous, and there is much debate over how stimulative it actually is, but the plan should provide a boost to GDP by later this year, with some additional benefit in 2010. Unfortunately, for the moment there is too much uncertainty in how government policy and all the other forces at play in the economy will work out. Clarity on a turning point therefore remains elusive.

As for equities, we remain cautious. Until we see object evidence that economic recovery is within sight, we will not have confidence that a stock market bottom has been reached. Accordingly, a dynamic portfolio process is required. Our current position remains one of defense, and will center on those companies that have solid businesses able to withstand the economic recession. Our disciplined stock selection process has proven to be successful in identifying solid companies with appropriate valuations that can sustain revenue and earnings growth over the long-term. It is during these volatile periods that having a disciplined investment selection process creates value for long-term investors.

ROCHDALE INVESTMENT TRUST

Rochdale Large Growth Portfolio 2008

The Large Growth Portfolio invests primarily in large U.S. companies within growth industries such as technology, medical products, financial services, and consumer services. Growth industries typically exhibit stronger earnings growth with relatively higher price-to-earnings ratios than their value counterparts. During the year ended December 31, 2008, Rochdale’s Large Growth Portfolio returned a -38.04%, underperforming the S&P 500/Citi Growth benchmark’s return of -34.92%.

While the Fund underperformed the benchmark in 2008, it is important to emphasize that we managed the Fund with lower risk level in an extremely volatile market. The Fund’s risk-adjusted three year return fared much better than our peers in Lipper’s large cap growth category. Our investment strategy is to achieve sustained steady returns in the growth universe by selecting high quality steady growth companies with long-term predictable revenue streams and reliable earnings growth. Given our belief that we are in a recession that will extend to the second half of 2009, we are focused on high quality steady growth companies in the defensive and less economically sensitive sectors like health care and consumer services. Our Large Growth Portfolio’s holdings are valued at 14.5 times earnings, compared to 17 times for the benchmark, while at the same time, earnings for the companies held in the Fund are expected to grow on average 12% in the long-term similar to the benchmark’s 12.5%. We continued to favor several sectors based on their attractive valuation and defensive nature given current economic conditions, such as: consumer staples, medical products, and consumer services. At the same time, we believe financials, commodity stocks, and consumer related areas will continue to underperform in 2009.

The unsubsidized total annual fund operating expense ratio for the Rochdale Large Growth Portfolio is 1.23%. Standardized returns for the Rochdale Large Growth Portfolio, inception date 12/31/1999, for the periods ended 12/31/08 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year, and 5-year: -38.09%, -9.75%, and -4.40%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year, and 5-year: -41.65%, -11.50%, and -5.52%, respectively.

Large Growth Portfolio: Top Ten Holdings as of December 31, 2008
Company	Percent of Net Assets
Exxon Mobil Corp.	4.8%
McDonald’s Corp.	4.4%
Aflac, Inc.	4.1%
Colgate-Palmolive Co.	4.1%
Baxter International, Inc.	4.1%
Yum! Brands, Inc.	4.0%
Oracle Corp.	4.0%
Chevron Corp.	3.6%
Thermo Fisher Scientific Inc.	2.8%
CVS Caremark Corp.	2.7%

Rochdale Large Value Portfolio 2008

The Large Value Portfolio invests primarily in select large U.S. companies across economically cyclical industries including energy, financials, and telecommunications. Value industries typically experience cyclical revenues and earnings, and possess lower price-to-earnings ratios than their growth counterparts. During the year ended December 31, 2008, our Large Value Portfolio posted a -40.73% return, performing better than the S&P 500/Citi Value benchmark’s -39.22%.

We appropriately reduced our exposures in financials and consumer discretionary stocks and allocated more positions to the defensive sectors like utilities, consumer staples and health care. As we enter 2009, we expect the recession to extend into at least the second half of the year and for the U.S. equity market to remain volatile. We have positioned the Large Cap Value Portfolio to be less economically sensitive and favor sectors like consumer staples and health care. We remain focused on high

Large Value Portfolio: Top Ten Holdings as of December 31, 2008
Company	Percent of Net Assets
AT&T, Inc.	4.8%
PepsiCo, Inc.	3.4%
Verizon Communications, Inc.	3.2%
Covidien Ltd.	2.8%
Sempra Energy	2.7%
General Electric Co.	2.7%
American Electric Power Co., Inc.	2.7%
Southern Co./The	2.6%
Wells Fargo & Co.	2.4%
UnumProvident Corp.	2.4%

ROCHDALE INVESTMENT TRUST

Rochdale Large Value Portfolio 2008

quality steady growth companies with strong balance sheets and good earnings visibility. We own fundamentally solid companies at reasonable valuations relative to their expected earnings growth. Our Large Value Portfolio’s holdings are valued at 11 times forward earnings, which is similar to the benchmark. While at the same time, earnings for the companies held in the Fund are expected to grow on average 11.0% in the long term, much better than the benchmark’s 9.5% expected growth rate. We believe good quality long-term companies in the less economically sensitive sectors will prove more resilient in a recessionary economic environment and will deliver solid long-term earnings growth.

The unsubsidized total annual fund operating expense ratio for the Rochdale Large Value Portfolio is 1.21%. Standardized returns for the Rochdale Large Value Portfolio, inception date 12/31/1999, for the periods ended 12/31/08 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year, and 5-year: -40.77%, -10.05%, and -2.10%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year, and 5-year: -44.17%, -11.80%, and -3.26%, respectively.

Rochdale Mid/Small Growth Portfolio

The Mid/Small Growth Portfolio invests primarily in medium and small-size U.S. companies across growth industries such as energy, health care equipment & services, capital goods, and software & services. During the year ending December 31, 2008, Rochdale’s Mid/Small Growth Portfolio returned -37.30%, which was in line with the S&P/Citi 1000 Growth, which returned -36.30%.

The year 2008 will be remembered for the financial and banking crisis that created record breaking stock market volatility. During the year, growing concerns of a recession and turmoil in the financial markets led many investors to sell equities. While energy, materials, food, and staples companies provided positive returns through the first half of 2008, we saw broad market declines across all sectors during the second half of the year. Our strategy of buying high quality companies that we expect to perform well relative to our economic outlook was not immune to the market turmoil. However, for the year the Portfolio returns were reasonable relative it the S&P/Citi 1000 Growth index.

We enter 2009 well positioned for a recessionary period. Our focus is on owning companies at reasonable valuations, with prospects for solid growth and with strong balance sheets. We expect these companies will perform well over the longer term. We believe that our investment process of selecting higher quality growth companies with steady growth in earnings and strong profits will serve shareholders well over the long-term. At year end, the Portfolio’s Return on Equity (ROE), which is a measure of the return to shareholders, was 19.1% compared to the benchmark’s 18.3%. Furthermore, the Portfolio’s companies Net Margin was 11.3% compared to the benchmark’s 9.9%, indicating that on average the Portfolio holds higher quality companies with a higher level of earnings. As we enter 2009, some of the industry groups that we favor include health care equipment & services, materials, household and personal products.

The unsubsidized total annual fund operating expense ratio for the Rochdale Mid/Small Growth Portfolio is 1.23%. Standardized returns for the Rochdale Mid/Small Growth Portfolio, inception date 12/31/1999, for the periods ended 12/31/08 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year, and 5-year: -37.33%, -11.39%, and -2.43%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year, and 5-year: -40.93%, -13.12%, and -3.58%, respectively.

Mid/Small Growth Portfolio: Top Ten Holdings as of December 31, 2008
Company	Percent of Net Assets
Amedisys, Inc.	4.6%
Ball Corp.	2.9%
Watson Wyatt Worldwide Inc. - Class A	2.8%
Intuit Inc.	2.6%
Jacobs Engineering Group Inc.	2.4%
Southwestern Energy Co.	2.4%
AMETEK, Inc.	2.3%
Lincare Holdings Inc.	2.3%
Church & Dwight Co., Inc.	2.3%
Tower Group, Inc.	2.1%

ROCHDALE INVESTMENT TRUST

Rochdale Mid/Small Value Portfolio

The Mid/Small Value Portfolio invests primarily in medium and small-sized U.S. companies across value industries including utilities, real estate, capital goods, and banks. During the year ending December 31, 2008, Rochdale’s Mid/Small Value Portfolio returned -38.94%. Our strategy of investing in high quality companies with stable earnings and attractive valuations helped us to avoid financials and consumer related companies. However, industries such as energy and materials were also out of favor during the year despite their ability to generate more consistent earnings. For 2008, the benchmark S&P/Citi 1000 Value returned -33.18%.

During 2008, the economic slowdown and extreme levels of volatility affected companies in all industries. Investor concerns regarding the outlook for earnings resulted in market returns well below historical norms. It is important to remember that periods such as this do occur, and that mid and small cap stocks normally perform well with the resumption of economic certainty. Our decision to underweight companies that were economically sensitive and were at risk for a reduction in earnings contributed positively to the Portfolio’s performance.

As we enter 2009, we expect the recessionary environment to continue. We maintain our overweight positions in industries such as Energy and Materials, with a focus on companies with strong balance sheets and solid, long-term earnings prospects. On average, the Portfolio’s holdings are valued at 13.4 times forward earnings. This compares to 22.9 times for the benchmark, indicating that the Portfolio’s holdings are more reasonably valued as compared to the benchmark. Furthermore, on average the earnings of the companies held in the Portfolio are expected to grow 12.5% as compared to the benchmark’s 11.1%. Overall, the holdings in the Portfolio are expected to outpace the benchmark in terms of growth, yet are more attractively valued. Over the long term, we expect this investment strategy to deliver good performance.

The unsubsidized total annual fund operating expense ratio for the Rochdale Mid/Small Value Portfolio is 1.24%. Standardized returns for the Rochdale Mid/Small Value Portfolio, inception date 12/31/1999, for the periods ended 12/31/08 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year, and 5-year: -38.99%, -11.83%, and -1.51%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year, and 5-year: -42.50%, -13.56%, and -2.67%, respectively.

Mid/Small Value Portfolio: Top Ten Holdings as of December 31, 2008
Company	Percent of Net Assets
BJ’s Wholesale Club, Inc.	2.6%
Sensient Technologies Corp.	2.1%
FMC Corp.	1.9%
Rock-Tenn Co. - Class A	1.8%
MDU Resources Group, Inc.	1.6%
New Jersey Resources Corp.	1.6%
Avista Corp.	1.5%
Greatbatch, Inc.	1.5%
American States Water Co.	1.5%
SEACOR Holdings Inc.	1.4%

Rochdale Dividend & Income Portfolio

The Dividend & Income Portfolio seeks to provide significant dividend income and, secondarily, moderate long-term capital appreciation, through investment primarily in high dividend common stocks and other high yielding securities of companies that have exhibited stable dividend history, potential for dividend growth, strong financial condition, and reasonable valuation. Examples of such companies include: stable cash flow energy pipeline companies, regulated utilities, and consumer staple companies. The Fund continued to experience a higher amount of volatility in the second half of 2008, the bulk of which occurred in the fourth quarter. The volatility and returns in the fourth quarter were the worst seen in many decades and there proved to be little in the way of a safe haven place to invest. The REIT index was down

Dividend & Income Portfolio: Top Ten Holdings as of December 31, 2008
Company	Percent of Net Assets
McDonald’s Corp.	4.7%
Exxon Mobil Corp.	2.6%
Wal-Mart Stores, Inc.	2.4%
Procter & Gamble Co./The	2.2%
Nationwide Health Properties, Inc.	2.1%
Occidental Petroleum Corp.	1.9%
Vector Group Ltd.	1.9%
Bristol-Myers Squibb Co.	1.9%
Tanger Factory Outlet Centers, Inc.	1.8%
Hershey Co./The	1.6%

ROCHDALE INVESTMENT TRUST

Rochdale Dividend & Income Portfolio

38.44% in the quarter, the KBW bank index was down 33.75%, and utility index was down 11.16%. Overall, for the full year the Fund ended with a negative 24.31% return. This compares favorably to the negative 37.00% return in the S&P 500, the negative 33.78% return in the Lipper Equity Income category, and the negative 30.97% in the Dow Jones U.S. Select Dividend Index.

For the year and for the quarter, we were disappointed with the negative Portfolio returns. Going forward, we have made some additional defensive moves including continuing to overweight our investment of recession resistant defensive stocks such as utilities, pipelines, and consumer staple stocks. On the other side is the continued decision to underweight investment in financial service stocks. Additionally, we remain with a conservative balance of over 15% cash. We are monitoring the market for signs of deep value to provide an opportunity to put the cash to use and invest in attractive cash businesses at trough valuations. Operationally, many of our companies have performed well during this slowing economic environment. The companies in the Fund are analyzed both in light of a slow and steady economic slowdown, as well as a potentially more difficult one. We feel that this steady operating performance as well the defensive nature of many of the companies will lead to positive total returns longer-term. We continue to expect volatility to remain higher than in years’ past as well as higher than normal portfolio turnover. Additionally, we feel that the very attractive valuations of the high dividend stocks continue to price in much of the potential risk of further economic uncertainty, and that our companies are poised for strong recovery when market conditions improve meaningfully. For the full year 2008, the Fund paid total dividends of $1.02 and we expect to maintain this level in 2009. Overall, we continue to focusing strongly on the stability of each company’s dividend and on the potential growth of the dividend over time. This is a challenging economic time for each company’s cash flows and financing efforts, so our strong analytical effort made in this area will benefit from our focus selection on only the most solid of companies. Additionally, where appropriate we have sold out of companies that have more exposure to the economy. Our Portfolio is primarily invested in more recession resistant companies.

The unsubsidized total annual fund operating expense ratio for the Rochdale Dividend & Income Portfolio is 1.38%. Standardized returns for the Rochdale Dividend & Income Portfolio, inception date 6/1/1999, for the periods ended 12/31/08 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year, and 5-year: -24.31%, -1.98%, and 2.08%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year, and 5-year: -28.66%, -3.89%, and 0.88%, respectively.

Rochdale Intermediate Fixed Income Portfolio

The Intermediate Fixed Income Portfolio seeks to earn a total return with low volatility of principal. We invest in investment-grade U.S. government, agency, and corporate bonds. The Fund provided a return of -1.33%, versus its peers in the Lipper Intermediate Investment Grade Category, which averaged -4.71%. Weakening economic activity, falling house values, and rising loan payment delinquencies, combined with increased volatility in the fixed income markets along with global deleveraging, caused investors to avoid all bonds except government bonds throughout 2008. The Fund started the year underweight in corporate bonds and mortgage backed securities so we avoided the full brunt of declines in 2008, particularly in financials. Within our corporate bond holdings the focus on higher credit quality corporate bonds, bonds that are senior in the capital structure and lower volatility sectors served us well. We expect the yield curve to steepen in 2009 as we see a surge in new bond issuance but anticipate any curve steepening to

Intermediate Fixed Income Portfolio: Top Ten Holdings as of December 31, 2008
Issuer	Percent of Net Assets
Federal Home Loan Mortgage Corporation	15.6%
Federal National Mortgage Association	13.6%
Federal Home Loan Bank	12.0%
Federal Farm Credit Bank	10.0%
General Electric Capital Corp.	4.1%
Bank of America Corp.	2.1%
President & Fellows of Harvard College	2.0%
New Valley Generation II	1.6%
PepsiCo, Inc.	1.5%
Goldman Sachs Group, Inc.	1.2%

ROCHDALE INVESTMENT TRUST

Rochdale Intermediate Fixed Income Portfolio

be tempered by relatively low near term inflation concerns. We continue to stay disciplined with owning higher quality bonds and shorter maturities. When we feel more confident about the economic outlook, we will opportunistically take advantage of higher credit spreads due to rising risk premiums.

The unsubsidized total annual fund operating expense ratio for the Rochdale Intermediate Fixed Income Portfolio is 1.15%. Standardized returns for the Rochdale Intermediate Fixed Income Portfolio, inception date 12/31/1999, for the quarter ended 12/31/08 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year, and 5-year: -1.33%, 2.54%, and 2.65%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year, and 5-year: -6.99%, 0.54%, and 1.43%, respectively.

Thank you for your investment in Rochdale Funds. We take our responsibility as stewards of clients’ wealth seriously, and we appreciate you making the Rochdale Funds a part of your investment portfolio. For more frequent updates, please call us at 1-800-245-9888 or visit our Web site at www.rochdale.com, where you can find details on current holdings, sector exposure, portfolio commentary, and more.

Sincerely,

Carl Acebes

Garrett R. D’Alessandro, CFA, AIF®

David J. Abella, CFA

Portfolio Managers

Important Disclosures

The Standard & Poor’s (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/Citigroup Growth and Value indices are market cap weighted and contain the full market cap of the S&P 500, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The Standard & Poor’s (S&P) 1000 Index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Growth and Value indices are market cap weighted and contain the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The NASDAQ Composite Index is the broadest measure of over-the-counter trading; this weighted index includes all of the approximately 4000 issues that trade on the NASDAQ system.

The Barclay’s Capital Aggregate Bond Index is comprised of U.S. government, mortgage-backed, asset-backed, and corporate fixed income securities with maturities of one year or more.

The Morgan Stanley Capital International (MSCI) All Country World ex USA Index comprises of approximately 2,100 securities listed on exchanges in 47 countries, excluding the United States.

The Dow Jones Select Dividend Index measures the performance of 100 leading U.S. dividend-paying companies.

Portfolio valuation data was derived from FactSet.

Unsubsidized total annual fund operating expense ratios shown are based on the 12/31/07 Rochdale Investment Trust Annual Report and as shown in the Trust’s prospectus.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Funds’ performance.

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	Average Annual Total Return Period Ended December 31, 2008
	One Year		Three Years		Five Years		Since Inception
Rochdale Large Growth Portfolio
Return at NAV(1)	(38.09%	)	(9.75%	)	(4.40%	)	(6.87%	)
Return at POP(2)	(41.65%	)	(11.50%	)	(5.52%	)	(7.48%	)

S&P 500/Citigroup Growth Index	(34.92%	)	(7.62%	)	(2.74%	)	(6.07%	)
Lipper Large-Cap Growth Category Average	(40.70%	)	(10.48%	)	(3.72%	)	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor’s (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/Citigroup Growth Index is market cap weighted and contains the full market cap of the S&P 500, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper Large-Cap Growth consists of funds that invest in large companies with long-term earnings that are expected to grow significantly faster than the earnings of stocks in major indexes. Funds normally have above-average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth. As of December 31, 2008, the category consists of 803, 679 and 567 funds for the one-, three-, and five-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Rochdale Large Growth Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.

N/A – not available.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return Period Ended December 31, 2008
	One Year		Three Years		Five Years		Since Inception
Rochdale Large Value Portfolio
Return at NAV(1)	(40.77%	)	(10.05%	)	(2.10%	)	(2.47%	)
Return at POP(2)	(44.17%	)	(11.80%	)	(3.26%	)	(3.11%	)

S&P 500/Citigroup Value Index	(39.22%	)	(9.19%	)	(1.72%	)	(1.16%	)
Lipper Large-Cap Value Category Average	(37.36%	)	(8.83%	)	(1.91%	)	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor’s (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/Citigroup Value Index is market cap weighted and contains the full market cap of the S&P 500, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper Large-Cap Value consists of funds that invest in large companies that are considered undervalued relative to major stock indexes based on price-to-earnings ratios, price-to-book ratios, or other factors. As of December 31, 2008, the category consists of 596, 514, and 429 funds for the one-, three-, and five-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Rochdale Large Value Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.

N/A – not available.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return Period Ended December 31, 2008
	One Year		Three Years		Five Years		Since Inception
Rochdale Mid/Small Growth Portfolio
Return at NAV(1)	(37.33%	)	(11.39%	)	(2.43%	)	0.39%
Return at POP(2)	(40.93%	)	(13.12%	)	(3.58%	)	(0.27%	)

S&P 1000/Citigroup Growth Index	(36.30%	)	(8.81%	)	0.09%		2.72%
Lipper Mid-Cap Growth Category Average	(44.49%	)	(11.15%	)	(2.63%	)	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor’s (S&P) 1000 index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Growth index is market cap weighted and contains the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper Mid-Cap Growth consists of funds that invest in midsize companies with long-term earnings that are expected to grow significantly faster than the earnings of stocks in major indexes. Funds normally have above-average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth. As of December 31, 2008, the category consists of 602, 522, and 419 funds for the one-, three-, and five-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Rochdale Mid/Small Growth Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.

N/A – not available.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return Period Ended December 31, 2008
	One Year		Three Years		Five Years		Since Inception
Rochdale Mid/Small Value Portfolio
Return at NAV(1)	(38.99%	)	(11.83%	)	(1.51%	)	3.63%
Return at POP(2)	(42.50%	)	(13.56%	)	(2.67%	)	2.95%

S&P 1000/Citigroup Value Index	(33.18%	)	(8.13%	)	0.20%		4.76%
Lipper Mid-Cap Value Category Average	(38.24%	)	(10.32%	)	(1.06%	)	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor’s (S&P) 1000 index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Value index is market cap weighted and contains the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper Mid-Cap Value consists of funds that invest in midsize companies that are considered undervalued relative to major stock indexes based on price-to-earnings, price-to-book ratios, or other factors. As of December 31, 2008, the category consists of 358, 290, and 216 funds for the one-, three-, and five-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Rochdale Mid/Small Value Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.

N/A – not available.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return Period Ended December 31, 2008
	One Year		Three Years		Five Years		Since Inception
Rochdale Dividend & Income Portfolio
Return at NAV(1)	(24.31%	)	(1.98%	)	2.08%		0.52%
Return at POP(2)	(28.66%	)	(3.89%	)	0.88%		(0.10%	)

S&P 500 Index	(37.00%	)	(8.37%	)	(2.19%	)	(2.09%	)
Lipper Equity Income Category Average	(33.76%	)	(6.69%	)	(0.73%	)	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The S&P 500 Index measures the performance of 500 of the largest U.S. Companies based on total market capitalization, which represents approximately 75% of the investable U.S. equity market. The S&P 500 is a leading of the U.S. equity markets and is often used as a proxy for U.S. market returns and performance.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper Equity Income consists of funds that seek high current income and growth of income by investing in equities. As of December 31, 2008, the category consists of 286, 229, and 177 funds for the one-, three-, and five-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Prior to 6/27/03, the Rochdale Dividend & Income Portfolio invested as the Rochdale Alpha Portfolio, with a different investment objective and an aggressive mid- and small-cap strategy.

N/A – not available.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return Period Ended December 31, 2008
	One Year		Three Years	Five Years	Since Inception
Rochdale Intermediate Fixed Income Portfolio
Return at NAV(1)	(1.33%	)	2.54%	2.65%	4.86%
Return at POP(2)	(6.99%	)	0.54%	1.43%	4.17%

Barclays Capital Intermediate Government/Credit Bond Index	5.08%		5.51%	4.21%	5.98%
Lipper Intermediate Investment Grade Category Average	(4.43%	)	1.05%	1.73%	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Lehman Government/Credit Intermediate Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from one to ten years.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper Intermediate Investment Grade consists of funds that invest in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. As of December 31, 2008, the category consists of 571, 467, and 394 funds for the one-, three-, and five-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Rochdale Intermediate Fixed Income Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.

N/A – not available.

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 07/01/08 to 12/31/08.

Actual Expenses

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC the Portfolio’s transfer agent. If you request that a redemption be made by a wire transfer, currently a $15.00 fee is charged by the Portfolio’s transfer agent. The example includes, but is not limited to, management, distribution, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or the indirect costs associated with a Portfolio’s investment companies. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your Portfolio, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Growth Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$652.10	$1,018.85
Expenses Paid during Period*	$5.19	$6.34

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period).

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited), Continued

Large Value Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$662.10	$1,018.85
Expenses Paid during Period*	$5.22	$6.34

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period).

Mid/Small Growth Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$648.10	$1,018.30
Expenses Paid during Period*	$5.63	$6.90

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.36%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period).

Mid/Small Value Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$630.40	$1,018.25
Expenses Paid during Period*	$5.61	$6.95

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.37%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period).

Dividend & Income Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$812.60	$1,018.35
Expenses Paid during Period*	$6.15	$6.85

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period).

Intermediate Fixed Income Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$986.00	$1,020.61
Expenses Paid during Period*	$4.49	$4.57

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period).

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008

Shares		Value

COMMON STOCKS: 83.6%
CONSUMER DISCRETIONARY: 10.7%
5,000	Big Lots, Inc. (a)	$72,450
21,000	McDonald’s Corp.	1,305,990
11,000	NIKE, Inc. - Class B	561,000
37,580	Yum! Brands, Inc.	1,183,770

		3,123,210

CONSUMER STAPLES: 19.7%
17,000	Coca-Cola Co./The	769,590
17,440	Colgate-Palmolive Co.	1,195,338
28,000	CVS Caremark Corp. (b)	804,720
8,090	General Mills, Inc.	491,467
9,600	Kellogg Co.	420,960
12,740	PepsiCo, Inc.	697,770
15,460	Philip Morris International Inc.	672,664
10,800	Procter & Gamble Co./The	667,656

		5,720,165

ENERGY: 11.8%
14,430	Chevron Corp.	1,067,387
4,000	CONSOL Energy Inc.	114,320
17,800	Exxon Mobil Corp.	1,420,974
12,890	Hess Corp.	691,420

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

Shares		Value

ENERGY, Continued
6,500	Peabody Energy Corp.	$147,875

		3,441,976

FINANCIALS: 5.4%
26,100	Aflac, Inc. (b)	1,196,424
22,640	Charles Schwab Corp./The	366,089

		1,562,513

HEALTH CARE: 15.1%
22,300	Baxter International, Inc.	1,195,057
5,000	Covidien Ltd. (d)	181,200
10,000	Gilead Sciences, Inc. (a)(b)	511,400
4,000	Humana Inc. (a)	149,120
7,400	Johnson & Johnson	442,742
7,500	Laboratory Corp. of America Holdings (a)(b)	483,075
19,000	St. Jude Medical, Inc. (a)	626,240
23,800	Thermo Fisher Scientific Inc. (a)	810,866

		4,399,700

INDUSTRIALS: 5.5%
12,000	Expeditors International of Washington, Inc. (b)	399,240
16,340	Illinois Tool Works Inc. (b)	572,717
15,780	Rockwell Collins, Inc. (b)	616,840

		1,588,797

INFORMATION TECHNOLOGY: 11.0%
39,017	Cisco Systems, Inc. (a)	635,977
9,200	Fiserv, Inc. (a)	334,604
8,101	International Business Machines Corp. (IBM) (b)	681,780
18,200	Microsoft Corp.	353,808
66,332	Oracle Corp. (a)	1,176,067

		3,182,236

MATERIALS: 3.0%
12,490	Praxair, Inc. (b)	741,406
2,000	Rohm & Haas Co.	123,580

		864,986

UTILITIES: 1.4%
4,000	Dominion Resources, Inc.	143,360
3,000	FirstEnergy Corp.	145,740
6,000	Pepco Holdings, Inc.	106,560

		395,660

Total Common Stocks
(Cost $27,824,380)		24,279,243

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

Shares		Value

SHORT TERM INVESTMENT: 17.8%
Money Market Investment: 17.8%
5,162,697	First American Government Obligations Fund	$5,162,697

Total Short Term Investment
(Cost $5,162,697)		5,162,697

Principal Amount
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 18.1%
CERTIFICATE OF DEPOSIT: 7.2%
$358,769	Abbey National, 1.09%, 02/20/09	358,740
633,122	Bank of Scotland, 2.916%, 05/06/09	633,109
633,122	Barclays Bank of New York, 1.695%, 03/16/09	632,621
253,249	Natixis of New York, 0.89%, 02/18/09	253,233
211,041	Natixis of New York, 0.89%, 06/30/09	211,387

		2,089,090

COMMERCIAL PAPER: 2.7%
717,058	Atlantic East Funding LLC, 0.811%, 03/25/09 (c)	358,829
422,081	Svenska Handelsbanken AB, 4.418%, 08/06/09	421,866

		780,695

CORPORATE BONDS: 4.3%
633,122	Allstate Life Global Funding, 1.775%, 03/20/09	628,962
633,122	Wachovia Securities, Inc., 4.418%, 05/01/09	626,151

		1,255,113

U.S. GOVERNMENT AGENCY OBLIGATION: 2.2%
633,122	Federal Home Loan Bank, 0.645%, 03/02/09	632,761

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

Shares		Value

MONEY MARKET INVESTMENTS: 1.7%
198,102	DWS Money Market Series - Institutional Shares	$198,102
253,249	Goldman Sachs Financial Square Money Market Fund	253,249
44,262	Reserve Primary Fund (c)	39,071

		490,422

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $5,623,421)		5,248,081

TOTAL INVESTMENTS
(Cost $38,610,498), 119.5%		34,690,021
LIABILITIES IN EXCESS OF OTHER ASSETS, (19.5)%		(5,668,269)

TOTAL NET ASSETS, 100.0%		$29,021,752

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at December 31, 2008.
(c)	Fair valued by Valuation Committee as delegated by Rochdale Portfolios’ Board of Trustees.
(d)	Foreign Security.

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

FAS 157 – Summary of Fair Value Exposure

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), effective with the beginning of the Fund’s fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008:

Description	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted prices	$29,893,291	$—
Level 2 - Other significant observable inputs	4,757,659	—
Level 3 - Significant unobservable inputs	39,071	—

Total	$34,690,021	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net purchases (sales/paydowns)	—	—
Transfers in and/or out of Level 3*	39,071	—

Balance as of 12/31/08	$39,071	$—

*	The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008

Shares		Value

COMMON STOCKS: 83.8%
CONSUMER DISCRETIONARY: 3.6%
11,300	Best Buy Co., Inc. (b)	$317,643
6,100	Hasbro, Inc. (b)	177,937
2,400	NIKE, Inc. - Class B	122,400
13,200	Yum! Brands, Inc.	415,800

		1,033,780

CONSUMER STAPLES: 13.1%
12,900	Altria Group, Inc.	194,274
14,400	Archer-Daniels-Midland Co.	415,152
7,400	Costco Wholesale Corp. (b)	388,500
22,960	CVS Caremark Corp. (b)	659,870
9,300	Kellogg Co.	407,805
18,000	PepsiCo, Inc.	985,860
6,200	Philip Morris International Inc.	269,762
7,300	Procter & Gamble Co./The	451,286

		3,772,509

ENERGY: 4.8%
4,822	Chevron Corp.	356,683
5,178	ConocoPhillips (b)	268,221
4,262	Devon Energy Corp.	280,056
2,770	Hess Corp.	148,583

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

Shares		Value

ENERGY, Continued
5,602	Occidental Petroleum Corp.	$336,064

		1,389,607

FINANCIALS: 15.9%
4,814	ACE Ltd. (d)	254,757
11,287	Aflac, Inc. (b)	517,396
18,600	Bank of New York Mellon Corp.	526,938
5,000	BB&T Corp. (b)	137,300
19,234	JP Morgan Chase & Co.	606,448
6,500	Northern Trust Corp.	338,910
12,900	Plum Creek Timber Co., Inc.	448,146
15,400	U.S. Bancorp	385,154
37,328	UnumProvident Corp.	694,301
23,628	Wells Fargo & Co. (b)	696,553

		4,605,903

HEALTH CARE: 12.1%
22,617	Covidien Ltd. (d)	819,640
4,000	Gilead Sciences, Inc. (a)(b)	204,560
9,700	Medco Health Solutions, Inc. (a)(b)	406,527
20,900	PerkinElmer, Inc.	290,719
14,700	St. Jude Medical, Inc. (a)	484,512
9,300	Stryker Corp.	371,535
5,600	Teva Pharmaceutical Industries Ltd. - ADR (b)(d)	238,392
20,000	Thermo Fisher Scientific Inc. (a)	681,400

		3,497,285

INDUSTRIALS: 7.7%
8,400	CSX Corp.	272,748
8,782	Deere & Co. (b)	336,526
49,030	General Electric Co. (b)	794,286
5,934	Norfolk Southern Corp.	279,195
16,650	Waste Management, Inc.	551,781

		2,234,536

INFORMATION TECHNOLOGY: 3.9%
24,200	CA Inc.	448,426
15,000	EMC Corp. (a)	157,050
10,000	Hewlett-Packard Co.	362,900
10,000	Tyco Electronics Ltd (d)	162,100

		1,130,476

MATERIALS: 1.2%
7,500	E.I. du Pont de Nemours and Co.	189,750
2,500	Rohm & Haas Co.	154,475

		344,225

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

Shares		Value

TELECOMMUNICATION SERVICES: 9.2%
11,400	American Tower Corp. - Class A (a)	$334,248
49,022	AT&T, Inc. (b)	1,397,127
27,226	Verizon Communications, Inc.	922,961

		2,654,336

UTILITIES: 12.3%
23,600	American Electric Power Co., Inc.	785,408
8,000	Companhia de Saneamento Basico do Estado de Sao Paulo - ADR (b)(d)	193,680
12,359	Exelon Corp. (b)	687,284
2,400	PG&E Corp.	92,904
7,900	PPL Corp.	242,451
18,800	Sempra Energy	801,444
20,200	Southern Co./The	747,400

		3,550,571

Total Common Stocks
(Cost $29,167,816)		24,213,228

SHORT TERM INVESTMENT: 17.2%
Money Market Investment: 17.2%
4,991,874	First American Government Obligations Fund	4,991,874

Total Short Term Investment
(Cost $4,991,874)		4,991,874

Principal Amount
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 23.4%
CERTIFICATE OF DEPOSIT: 9.1%
$453,022	Abbey National, 1.09%, 02/20/09	452,986
799,450	Bank of Scotland, 2.916%, 05/06/09	799,434
799,450	Barclays Bank of New York, 1.695%, 03/16/09	798,819
319,780	Natixis of New York, 0.89%, 02/18/09	319,761
266,483	Natixis of New York, 0.89%, 06/30/09	266,921

		2,637,921

COMMERCIAL PAPER: 3.9%
905,438	Atlantic East Funding LLC, 0.811%, 03/25/09 (c)	585,814
532,967	Svenska Handelsbanken AB, 4.418%, 08/06/09	532,695

		1,118,509

CORPORATE BONDS: 5.5%
799,450	Allstate Life Global Funding, 1.775%, 03/20/09	794,198
799,450	Wachovia Securities, Inc., 4.418%, 05/01/09	790,648

		1,584,846

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

Principal Amount		Value

U.S. GOVERNMENT AGENCY OBLIGATION: 2.8%
$799,450	Federal Home Loan Bank, 0.645%, 03/02/09	$798,995

Shares

MONEY MARKET INVESTMENTS: 2.1%
250,146	DWS Money Market Series - Institutional Shares	250,146
319,780	Goldman Sachs Financial Square Money Market Fund	319,780
55,891	Reserve Primary Fund (c)	48,099

		618,025

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $7,100,757)		6,758,296

TOTAL INVESTMENTS
(Cost $41,260,447), 124.4%		35,963,398
LIABILITIES IN EXCESS OF OTHER ASSETS, (24.4)%		(7,076,992)

TOTAL NET ASSETS, 100.0%		$28,886,406

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at December 31, 2008.
(c)	Fair valued by Valuation Committee as delegated by Rochdale Portfolios’ Board of Trustees.
(d)	Foreign Security.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

FAS 157 – Summary of Fair Value Exposure

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), effective with the beginning of the Fund’s fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008:

Description	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted prices	$29,775,028	$—
Level 2 - Other significant observable inputs	6,140,271	—
Level 3 - Significant unobservable inputs	48,099	—

Total	$35,963,398	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net purchases (sales/paydowns)	—	—
Transfers in and/or out of Level 3*	48,099	—

Balance as of 12/31/08	$48,099	$—

*	The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008

Shares		Value

COMMON STOCKS: 79.9%
CONSUMER DISCRETIONARY: 5.7%
6,000	Advance Auto Parts, Inc.	$201,900
6,000	Dollar Tree, Inc. (a)	250,800
4,800	Gymboree Corp./The (a)	125,232
16,000	PetMed Express, Inc. (a)	282,080
6,200	Ross Stores, Inc. (b)	184,326
8,000	Wolverine World Wide, Inc.	168,320

		1,212,658

CONSUMER STAPLES: 6.4%
9,000	Church & Dwight Co., Inc. (b)	505,080
18,000	Flowers Foods, Inc. (b)	438,480
10,440	Pepsi Bottling Group, Inc./The	235,005
7,343	TreeHouse Foods, Inc. (a)(b)	200,023

		1,378,588

ENERGY: 4.9%
12,021	Encore Acquisition Co. (a)	306,776
5,000	Petroleum Development Corp. (a)(b)	120,350
5,497	Pioneer Natural Resources Co. (b)	88,941
18,446	Southwestern Energy Co. (a)	534,381

		1,050,448

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

Shares		Value

FINANCIALS: 8.2%
6,166	Arthur J. Gallagher & Co. (b)	$159,761
14,395	Federated Investors, Inc. - Class B (b)	244,139
3,794	HCC Insurance Holdings, Inc. (b)	101,490
6,137	SEI Investments Co. (b)	96,412
3,611	StanCorp Financial Group, Inc. (b)	150,831
16,590	Tower Group, Inc. (b)	468,004
11,410	W.R. Berkley Corp.	353,710
12,471	Waddell & Reed Financial, Inc. (b)	192,802

		1,767,149

HEALTH CARE: 16.4%
25,000	Amedisys, Inc. (a)(b)	1,033,500
19,965	AmSurg Corp. (a)	465,983
1,700	Cubist Pharmaceuticals, Inc. (a)	41,072
3,733	Life Technologies Corp. (a)(b)	87,016
18,811	Lincare Holdings Inc. (a)(b)	506,580
10,000	Meridian Bioscience, Inc.	254,700
28,810	Par Pharmaceutical Companies, Inc. (a)	386,342
6,500	Techne Corp.	419,380
8,750	Waters Corp. (a)(b)	320,688

		3,515,261

INDUSTRIALS: 11.9%
16,977	AMETEK, Inc. (b)	512,875
8,500	Ceradyne, Inc. (a)	172,635
5,908	Copart, Inc. (a)(b)	160,639
10,948	Donaldson Co., Inc.	368,400
11,189	Jacobs Engineering Group Inc. (a)	538,191
5,360	Waste Connections, Inc. (a)(b)	169,215
13,000	Watson Wyatt Worldwide Inc. - Class A	621,660

		2,543,615

INFORMATION TECHNOLOGY: 20.6%
31,000	Activision, Inc. (a)(b)	267,840
13,000	Altera Corp. (b)	217,230
7,344	Amphenol Corp. - Class A	176,109
10,000	Bankrate, Inc. (a)(b)	380,000
120,000	Bluephoenix Solutions Ltd. (a)(d)	223,200
11,159	Broadridge Financial Solutions, Inc.	139,934
23,931	Intuit Inc. (a)(b)	569,319
22,745	Jack Henry & Associates, Inc.	441,480
9,000	Linear Technology Corp. (b)	199,080
3,000	Logitech International SA (a)	46,740
11,000	McAfee, Inc. (a)(b)	380,270
11,446	NCR Corp. (a)(b)	161,846
5,639	Progress Software Corp. (a)(b)	108,607
30,632	QLogic Corp. (a)	411,694
11,000	ViaSat, Inc. (a)(b)	264,880

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

Shares		Value

INFORMATION TECHNOLOGY, Continued
25,778	Western Digital Corp. (a)(b)	$295,158
8,000	Xilinx, Inc.	142,560

		4,425,947

MATERIALS: 5.8%
9,406	Airgas, Inc.	366,740
15,352	Ball Corp. (b)	638,490
4,021	Ecolab, Inc. (b)	141,338
1,500	Rohm & Haas Co.	92,685

		1,239,253

Total Common Stocks
(Cost $20,834,483)		17,132,919

SHORT TERM INVESTMENT - 21.1%
Money Market Investment - 21.1%
4,538,792	First American Government Obligations Fund	4,538,792

Total Short Term Investment
(Cost $4,538,792)		4,538,792

Principal Amount

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 36.6%
CERTIFICATE OF DEPOSIT: 14.2%
$523,687	Abbey National, 1.09%, 02/20/09	523,645
924,154	Bank of Scotland, 2.916%, 05/06/09	924,135
924,154	Barclays Bank of New York, 1.695%, 03/16/09	923,424
369,662	Natixis of New York, 0.89%, 02/18/09	369,639
308,051	Natixis of New York, 0.89%, 06/30/09	308,556

		3,049,399

COMMERCIAL PAPER: 6.2%
1,046,674	Atlantic East Funding LLC, 0.811%, 03/25/09 (c)	705,204
616,103	Svenska Handelsbanken AB, 4.418%, 08/06/09	615,788

		1,320,992

CORPORATE BONDS: 8.6%
924,154	Allstate Life Global Funding, 1.775%, 03/20/09	918,082
924,154	Wachovia Securities, Inc., 4.418%, 05/01/09	913,979

		1,832,061

U.S. GOVERNMENT AGENCY OBLIGATION: 4.3%
924,154	Federal Home Loan Bank, 0.645%, 03/02/09	923,627

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

Shares		Value

MONEY MARKET INVESTMENTS: 3.3%
289,165	DWS Money Market Series - Institutional Shares	$289,165
369,662	Goldman Sachs Financial Square Money Market Fund	369,662
64,609	Reserve Primary Fund (c)	56,547

		715,374

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $8,208,383)		7,841,453

TOTAL INVESTMENTS
(Cost $33,581,658), 137.6%		29,513,164
LIABILITIES IN EXCESS OF OTHER ASSETS, (37.6)%		(8,087,316)

TOTAL NET ASSETS, 100.0%		$21,425,848

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at December 31, 2008.
(c)	Fair valued by Valuation Committee as delegated by Rochdale Portfolios’ Board of Trustees.
(d)	Foreign Security.

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

FAS 157 – Summary of Fair Value Exposure

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), effective with the beginning of the Fund’s fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008:

Description	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted prices	$22,330,538	$—
Level 2 - Other significant observable inputs	7,126,079	—
Level 3 - Significant unobservable inputs	56,547	—

Total	$29,513,164	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net purchases (sales/paydowns)	—	—
Transfers in and/or out of Level 3*	56,547	—

Balance as of 12/31/08	$56,547	$—

*	The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008

Shares		Value

COMMON STOCKS: 85.1%
CONSUMER DISCRETIONARY: 2.4%
5,600	Brinks Home Security Holdings, Inc.	$122,752
5,000	Children’s Place Retail Stores, Inc./The (a)	108,400
10,500	Gap, Inc./The	140,595
6,200	Genesco Inc. (a)	104,904

		476,651

CONSUMER STAPLES: 5.1%
15,800	BJ’s Wholesale Club, Inc. (a)	541,308
6,000	Flowers Foods, Inc. (b)	146,160
12,000	United Natural Foods, Inc. (a)	213,840
4,500	Universal Corp.	134,415

		1,035,723

ENERGY: 4.7%
4,850	Arch Coal, Inc.	79,007
4,200	Lufkin Industries, Inc.	144,900
9,250	Massey Energy Co.	127,558
4,250	Oceaneering International, Inc. (a)(b)	123,845
2,200	Peabody Energy Corp. (b)	50,050
4,500	SEACOR Holdings Inc. (a)	299,925
3,400	Tidewater, Inc.	136,918

		962,203

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

Shares		Value

FINANCIALS: 6.7%
3,600	AvalonBay Communities, Inc.	$218,088
5,500	HCP, Inc. (b)	152,735
6,000	Health Care REIT, Inc. (b)	253,200
3,100	Investment Technology Group, Inc. (a)(b)	70,432
1,700	Northern Trust Corp.	88,638
5,700	Regency Centers Corp. (b)	266,190
7,300	Senior Housing Properties Trust	130,816
4,160	StanCorp Financial Group, Inc. (b)	173,763

		1,353,862

HEALTH CARE: 5.4%
4,400	Analogic Corp. (b)	120,032
4,750	Cerner Corp. (a)(b)	182,637
3,200	Chemed Corp.	127,264
9,000	CONMED Corp. (a)(b)	215,460
12,500	CryoLife, Inc. (a)	121,375
12,000	Greatbatch, Inc. (a)	317,520

		1,084,288

INDUSTRIALS: 20.2%
3,939	AAR Corp. (a)(b)	72,517
3,400	AGCO Corp. (a)(b)	80,206
10,114	Applied Industrial Technologies, Inc.	191,357
10,800	Applied Signal Technology, Inc.	193,752
5,600	Brink’s Co./The	150,528
6,200	Copart, Inc. (a)(b)	168,578
11,000	Corrections Corporation of America (a)(b)	179,960
3,578	Curtiss-Wright Corp.	119,470
5,018	Flowserve Corp.	258,427
2,000	Fluor Corp.	89,740
5,900	Hubbell Inc. - Class B	192,812
4,900	Joy Global, Inc. (b)	112,161
9,650	KBR, Inc.	146,680
3,600	Kennametal, Inc.	79,884
4,883	Moog, Inc. (a)	178,571
2,900	MSC Industrial Direct Co., Inc. - Class A	106,807
6,400	Pentair, Inc.	151,488
8,949	Quanex Building Products Corp.	83,852
7,950	Quanta Services, Inc. (a)	157,410
8,488	Robbins & Myers, Inc.	137,251
2,500	Roper Industries, Inc. (b)	108,525
7,300	Shaw Group Inc./The (a)	149,431
1,700	SPX Corp.	68,935
1,186	SunPower Corp. - Class B (a)	36,102
11,000	Tetra Tech, Inc. (a)	265,650
12,470	Timken Co./The	244,786
2,900	URS Corp. (a)(b)	118,233

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

Shares		Value

INDUSTRIALS, Continued
10,504	Woodward Governor Co.	$241,802

		4,084,915

INFORMATION TECHNOLOGY: 7.5%
15,503	Avnet, Inc. (a)	282,310
8,700	Cypress Semiconductor Corp. (a)	38,889
7,215	Fidelity National Information Services, Inc.	117,388
15,800	Harmonic Inc. (a)(b)	88,638
21,800	Ingram Micro Inc. - Class A (a)(b)	291,902
7,500	JDA Software Group, Inc. (a)	98,475
3,607	Lender Processing Services, Inc.	106,226
14,000	Microsemi Corp. (a)	176,960
10,100	NeuStar, Inc. - Class A (a)	193,213
12,000	Semtech Corp. (a)(b)	135,240

		1,529,241

MATERIALS: 12.1%
5,200	Albemarle Corp.	115,960
3,592	AptarGroup, Inc. (b)	126,582
3,200	Deltic Timber Corp. (b)	146,400
9,000	FMC Corp.	402,570
3,000	H.B. Fuller Co. (b)	48,330
6,620	Lubrizol Corp./The	240,902
3,656	Minerals Technologies, Inc.	149,530
4,706	Reliance Steel & Aluminum Co.	93,838
11,000	Rock-Tenn Co. - Class A	375,980
2,000	Rohm & Haas Co.	123,580
7,691	RPM International, Inc.	102,213
4,899	Schulman (A.), Inc.	83,283
18,550	Sensient Technologies Corp. (b)	442,974

		2,452,142

UTILITIES: 21.0%
2,000	Allegheny Energy, Inc.	67,720
6,400	Alliant Energy Corp.	186,752
9,600	American States Water Co.	316,608
16,470	Avista Corp.	319,189
6,700	Centerpoint Energy, Inc.	84,554
7,000	CMS Energy Corp. (b)	70,770
8,500	DPL Inc.	194,140
5,000	Equitable Resources, Inc.	167,750
5,500	IDACORP, Inc.	161,975
4,100	Integrys Energy Group, Inc. (b)	176,218
15,400	MDU Resources Group, Inc.	332,332
8,250	New Jersey Resources Corp.	324,637
29,410	NV Energy, Inc.	290,865
6,056	OGE Energy Corp.	156,124
9,703	ONEOK, Inc.	282,551

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

Shares		Value

UTILITIES, Continued
14,839	Pepco Holdings, Inc.	$263,541
7,300	Piedmont Natural Gas Co., Inc. (b)	231,191
8,984	UGI Corp.	219,389
5,695	Unisource Energy Corp.	167,205
5,700	Vectren Corp.	142,557
2,300	Wisconsin Energy Corp.	96,554

		4,252,622

Total Common Stocks
(Cost $20,084,509)		17,231,647

SHORT TERM INVESTMENT: 12.0%
Money Market Investment: 12.0%
2,425,741	First American Government Obligations Fund	2,425,741

Total Short Term Investment
(Cost $2,425,741)		2,425,741

Principal Amount
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 17.8%
CERTIFICATE OF DEPOSIT: 7.2%
$252,389	Abbey National, 1.09%, 02/20/09	252,369
445,392	Bank of Scotland, 2.916%, 05/06/09	445,384
445,392	Barclays Bank of New York, 1.695%, 03/16/09	445,040
178,156	Natixis of New York, 0.89%, 02/18/09	178,147
148,464	Natixis of New York, 0.89%, 06/30/09	148,707

		1,469,647

COMMERCIAL PAPER: 2.3%
504,441	Atlantic East Funding LLC, 0.811%, 03/25/09 (c)	172,733
296,928	Svenska Handelsbanken AB, 4.418%, 08/06/09	296,777

		469,510

CORPORATE BONDS: 4.4%
445,392	Allstate Life Global Funding, 1.775%, 03/20/09	442,466
445,392	Wachovia Securities, Inc., 4.418%, 05/01/09	440,489

		882,955

U.S. GOVERNMENT AGENCY OBLIGATION: 2.2%
445,392	Federal Home Loan Bank, 0.645%, 03/02/09	445,138

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

Shares		Value

MONEY MARKET INVESTMENTS: 1.7%
139,361	DWS Money Market Series - Institutional Shares	$139,360
178,157	Goldman Sachs Financial Square Money Market Fund	178,157
31,138	Reserve Primary Fund (c)	25,064

		342,581

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $3,955,994)		3,609,831

TOTAL INVESTMENTS
(Cost $26,466,244), 114.9%		23,267,219
LIABILITIES IN EXCESS OF OTHER ASSETS, (14.9)%		(3,032,059)

TOTAL NET ASSETS, 100.0%		$20,235,160

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at December 31, 2008.
(c)	Fair valued by Valuation Committee as delegated by Rochdale Portfolios’ Board of Trustees.

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

FAS 157 – Summary of Fair Value Exposure

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), effective with the beginning of the Fund’s fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008:

Description	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted prices	$19,974,905	$—
Level 2 - Other significant observable inputs	3,267,250	—
Level 3 - Significant unobservable inputs	25,064	—

Total	$23,267,219	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net purchases (sales/paydowns)	—	—
Transfers in and/or out of Level 3*	25,064	—

Balance as of 12/31/08	$25,064	$—

*	The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008

Shares		Value

COMMON STOCKS: 84.5%
CONSUMER DISCRETIONARY: 6.4%
5,000	Cedar Fair, LP	$62,650
3,491	Cherokee, Inc.	60,569
48,905	Heelys, Inc.	111,014
40,000	McDonald’s Corp.	2,487,600
58,300	Regal Entertainment Group - Class A	595,243

		3,317,076

CONSUMER STAPLES: 17.2%
9,000	Alberto-Culver Co.	220,590
4,250	Altria Group, Inc.	64,005
25,000	B & G Foods, Inc. - Class A	135,000
73,950	B & G Foods, Inc. - EIS	765,382
7,035	H.J. Heinz & Co.	264,516
24,000	Hershey Co./The	833,760
28,000	Imperial Sugar Co.	401,520
2,600	J. M. Smucker Co./The	112,736
7,000	Kimberly-Clark Corp.	369,180
20,382	Kraft Foods, Inc. - Class A	547,257
8,000	Lancaster Colony Corp.	274,400
12,526	Lorillard, Inc.	705,840
4,250	Philip Morris International Inc.	184,917
18,569	Procter & Gamble Co./The	1,147,936
944	Ralcorp Holdings, Inc. (a)	55,130

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

Shares		Value

CONSUMER STAPLES, Continued
5,346	Reynolds American, Inc.	$215,497
20,000	Unilever Plc - ADR (b)	460,400
72,913	Vector Group Ltd.	993,075
22,000	Wal-Mart Stores, Inc.	1,233,320

		8,984,461

ENERGY: 11.4%
8,100	BP Plc - ADR (b)	378,594
4,400	Buckeye Partners LP	141,900
9,783	Chevron Corp.	723,648
9,000	Dorchester Minerals LP	142,830
7,500	Enbridge Energy Partners LP	191,250
3,700	Energy Transfer Partners LP	125,837
5,200	Enterprise Products Partners LP	107,796
16,938	Exxon Mobil Corp.	1,352,161
5,700	Kinder Morgan Energy Partners LP	260,775
11,250	Nustar Energy LP	461,925
17,000	Occidental Petroleum Corp.	1,019,830
1,200	ONEOK Partners, LP	54,660
24,806	Penn West Energy Trust (b)	275,843
9,800	Plains All American Pipeline LP	339,962
13,100	Precision Drilling Trust (b)	109,909
13,300	TEPPCO Partners LP	260,281

		5,947,201

FINANCIALS: 6.1%
66,070	Babcock & Brown Air Ltd - ADR (b)	447,294
17,952	Bank of America Corp.	252,764
5,901	Comerica, Inc.	117,135
17,870	First Commonwealth Financial Corp.	221,231
28,159	FirstMerit Corp.	579,794
5,935	NBT Bancorp, Inc.	165,943
7,709	Susquehanna Bancshares, Inc.	122,650
15,000	TD Ameritrade Holding Corp. (a)	213,750
6,067	Travelers Companies, Inc./The	274,228
46,050	Trustco Bank Corp.	437,935
10,000	U.S. Bancorp	250,100
7,513	Whitney Holding Corp.	120,133

		3,202,957

HEALTH CARE: 4.7%
41,940	Bristol-Myers Squibb Co.	975,105
11,000	Johnson & Johnson	658,130
9,150	Merck & Co., Inc.	278,160
32,000	Pfizer Inc.	566,720

		2,478,115

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

Shares		Value

INDUSTRIALS: 4.6%
1,400	3M Co.	$80,556
3,600	Cooper Industries Ltd. (b)	105,228
25,000	Deluxe Corp.	374,000
5,940	Donnelley (R.R.) & Sons Co.	80,665
104,631	Eveready Income Fund (b)	94,079
32,997	General Electric Co.	534,552
1,872	Honeywell International, Inc.	61,458
4,074	Landauer, Inc.	298,624
32,000	Olin Corp.	578,560
7,400	Standard Register Co./The	66,082
3,753	Weyerhaeuser Co.	114,879

		2,388,683

INFORMATION TECHNOLOGY & TELECOMMUNICATION SERVICES: 6.9%
27,800	AT&T, Inc.	792,300
55,900	Consolidated Communications Holdings, Inc.	664,092
18,000	Frontier Communications Corp.	157,320
17,000	Iowa Telecommunications Services, Inc.	242,760
30,000	Microsoft Corp.	583,200
12,867	Verizon Communications, Inc.	436,191
78,500	Windstream Corp.	722,200

		3,598,063

MATERIALS: 1.2%
36,000	Acadian Timber Income Fund (b)	192,467
10,688	Dow Chemical Co./The	161,282
3,980	E.I. du Pont de Nemours and Co.	100,694
12,000	Southern Copper Corp.	192,720

		647,163

REITS - 13.9%
15,000	Apartment Investment & Management Co. - Class A	173,250
8,914	Camden Property Trust	279,365
15,000	Cedar Shopping Centers Inc.	106,200
10,264	Colonial Properties Trust	85,499
2,000	Entertainment Properties Trust	59,600
11,000	Equity One, Inc.	194,700
26,631	First Industrial Realty Trust, Inc.	201,064
29,046	Health Care Property Investors, Inc.	806,607
11,612	Health Care REIT, Inc.	490,026
17,000	Healthcare Realty Trust, Inc.	399,160
231,313	HRPT Properties Trust	779,525
15,000	Lexington Realty Trust	75,000
15,385	Liberty Property Trust	351,240
4,838	Macerich Co./The	87,858
12,430	Mack-Cali Realty Corp.	304,535
38,879	Nationwide Health Properties, Inc.	1,116,605
16,973	Pennsylvania Real Estate Investment Trust	126,449

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

Shares		Value

REITS, Continued
10,036	Sovran Self Storage, Inc.	$361,296
24,492	Tanger Factory Outlet Centers, Inc.	921,389
13,115	Washington Real Estate Investment Trust	371,154

		7,290,522

SHIPPING & TRANSPORTATION: 2.4%
30,000	DHT Maritime, Inc. (b)	166,200
29,090	General Maritime Corp.	314,172
55,000	Jazz Air Income Fund (b)	144,350
12,000	Knightsbridge Tankers Ltd. (b)	175,800
11,000	Nordic American Tanker Shipping Limited (b)	371,250
7,000	Ship Finance International Ltd. (b)	77,350

		1,249,122

UTILITIES: 9.7%
8,200	Amerigas Partners LP	230,666
15,000	Atmos Energy Corp.	355,500
4,536	Cleco Corp.	103,557
6,755	DTE Energy Co.	240,951
9,506	Duke Energy Corp.	142,685
12,452	Equitable Resources, Inc.	417,765
7,300	Ferrellgas Partners LP	107,018
17,500	Great Plains Energy Inc.	338,275
24,010	Hawaiian Electric Industries, Inc.	531,581
7,977	Integrys Energy Group, Inc.	342,851
11,986	National Fuel Gas Co.	375,521
4,682	NiSource, Inc.	51,362
8,396	Northwest Natural Gas Co.	371,355
4,000	OGE Energy Corp.	103,120
4,185	Pinnacle West Capital Corp.	134,464
10,329	Progress Energy, Inc.	411,611
4,753	Spectra Energy Corp.	74,812
11,200	Suburban Propane Partners LP	397,040
19,318	United Utilities Group Plc - ADR (b)	348,014

		5,078,148

Total Common Stocks
(Cost $55,062,338)		44,181,511

PREFERRED STOCKS - 0.1%
Financials - 0.0%
1,500	Bank Of America Corporation	29,100

REITS - 0.1%
1,760	Public Storage	34,320

Total Preferred Stocks
(Cost $81,275)		63,420

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

Shares		Value

SHORT TERM INVESTMENT: 14.3%
Money Market Investment: 14.3%
7,467,532	First American Government Obligations Fund	$7,467,532

Total Short Term Investment
(Cost $7,467,532)		7,467,532

TOTAL INVESTMENTS
(Cost $62,611,145), 98.9%		51,712,463
OTHER ASSETS IN EXCESS OF LIABILITIES, 1.1%		595,046

TOTAL NET ASSETS, 100.0%		$52,307,509

(a)	Non Income Producing.
(b)	Foreign Security.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

FAS 157 – Summary of Fair Value Exposure

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), effective with the beginning of the Fund’s fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008:

Description	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted prices	$51,712,463	$—
Level 2 - Other significant observable inputs	—	—
Level 3 - Significant unobservable inputs	—	—

Total	$51,712,463	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008

Principal Amount		Coupon Rate	Maturity Date	Value

CORPORATE BONDS: 36.9%
CONSUMER DISCRETIONARY: 4.8%
$300,000	Anheuser-Busch Cos, Inc.	9.000%	12/01/2009	$308,776
250,000	Estee Lauder Co. Inc.	7.750%	11/01/2013	264,306
539,228	FedEx Corp.	7.020%	01/15/2016	496,090
500,000	Home Depot, Inc.	5.400%	03/01/2016	447,460
500,000	Marriott International Inc.	5.625%	02/15/2013	380,000
150,000	Stanley Works	6.150%	10/01/2013	152,440
500,000	Time Warner, Inc.	6.875%	05/01/2012	480,348

				2,529,420

CONSUMER STAPLES: 2.4%
250,000	Campbell Soup Co.	8.875%	05/01/2021	319,023
250,000	PepsiAmericas Inc.	4.875%	01/15/2015	225,719
500,000	PepsiCo, Inc.	5.000%	06/01/2018	518,263
250,000	WM Wrigley Jr Co.	4.650%	07/15/2015	185,000

				1,248,005

EDUCATION: 2.1%
1,000,000	President & Fellows of Harvard College	6.300%	10/01/2037	1,079,750

ENERGY: 3.2%
130,000	Burlington Resources, Inc.	8.200%	03/15/2025	144,949
125,000	Burlington Resources, Inc.	9.875%	06/15/2010	133,453
200,000	Conoco Phillips	9.375%	02/15/2011	215,385

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

Principal Amount		Coupon Rate	Maturity Date		Value

ENERGY, Continued
$100,000	Louisiana Land & Exploration	7.650%	12/01/2023		$110,660
325,000	Noble Corp.	6.950%	03/15/2009		327,890
300,000	Northern State Power (A Minnesota Corporation)	8.000%	08/28/2012		316,377
500,000	Valero Energy Corp	6.125%	06/15/2017		426,565

					1,675,279

FINANCIALS: 18.5%
456,000	American Capital Equity II	8.500%	07/01/2030		191,541
250,000	American General Finance	6.900%	12/15/2017		108,193
500,000	Bank of America Corp.	7.250%	10/15/2025		483,938
130,000	Bank of America Corp.	7.800%	02/15/2010		133,190
500,000	Bank of America Corp.	10.200%	07/15/2015		548,421
375,000	BB&T Corp	5.200%	12/23/2015		356,407
500,000	Berkshire Hathaway	4.750%	05/15/2012		513,263
250,000	CIT Group Inc.	6.125%	08/15/2016		137,219
500,000	First Tennessee Bank	2.296%	05/18/2009	(a)	486,213
400,000	General Electric Capital Corp.	4.000%	09/12/2011	(a)	388,760
250,000	General Electric Capital Corp.	5.310%	02/01/2011		246,494
200,000	General Electric Capital Corp.	5.375%	06/15/2015		196,825
500,000	General Electric Capital Corp.	5.500%	11/15/2011		496,535
500,000	General Electric Capital Corp.	5.500%	10/06/2017		479,255
325,000	General Electric Capital Franchise Finance	7.100%	11/30/2026		349,039
250,000	Goldman Sachs Group, Inc.	5.350%	01/15/2016		228,307
500,000	Goldman Sachs Group, Inc.	5.625%	01/15/2017		429,539
340,000	JP Morgan Chase & Co.	7.000%	11/15/2009		343,592
400,000	Lehman Brothers Holdings, Inc.	7.000%	09/28/2037		38,000
250,000	National City Bank	4.529%	01/21/2010	(a)	239,251
250,000	National Rural Utilities Cooperative	5.450%	04/10/2017		223,799
595,000	NB Capital Trust IV	8.250%	04/15/2027		492,212
731,359	New Valley Generation II	5.572%	05/01/2020		800,553
200,000	Regions Financial Corp	7.750%	09/15/2024		164,592
300,000	Republic New York Corp.	9.700%	02/01/2009		300,491
250,000	Salomon Smith Barney Holdings, Inc.	7.300%	08/01/2013		254,621
325,000	Suntrust Banks, Inc.	6.000%	02/15/2026		278,776
300,000	Susa Partnership L P	7.500%	12/01/2027		315,456
500,000	Toyota Motor Credit Corp.	5.750%	02/17/2017		483,468

					9,707,950

HEALTH CARE: 2.5%
500,000	Amgen Inc.	6.150%	06/01/2018	(b)	530,362
250,000	Bard (C.R.) Inc.	6.700%	12/01/2026		250,518
500,000	Johnson & Johnson	5.150%	07/15/2018		550,576

					1,331,456

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

Principal Amount		Coupon Rate	Maturity Date		Value

INDUSTRIALS: 0.9%
$300,000	Thomas & Betts Corp.	7.250%	06/01/2013		$309,865
125,000	United Technologies Corp.	9.340%	02/01/2011		137,148

					447,013

INFORMATION TECHNOLOGY: 0.6%
250,000	IBM Corp.	8.375%	11/01/2019		315,735

MATERIALS: 0.4%
300,000	Vulcan Materials	6.400%	11/30/2017		234,023

UTILITIES: 1.5%
300,000	National Rural Utilities	6.550%	11/01/2018		282,382
500,000	Pacificorp	5.450%	09/15/2013		511,426

					793,808

Total Corporate Bonds
(Cost $21,659,952)					19,362,439

U.S. GOVERNMENT AGENCY OBLIGATIONS: 51.6%
Federal Home Loan Mortgage Corporation Mortgage Backed Securities: 3.6%
250,000	Series 2668, Class OE	5.000%	10/15/2028		255,761
750,000	Series 3165, Class NC	5.500%	01/15/2032		771,971
143,690	Series R006, Class AK	5.750%	12/15/2018		147,675
710,000	Series 3165, Class GC	6.000%	05/15/2032		731,087

					1,906,494

Federal Home Loan Mortgage Corporation Gold Certificate: 0.4%
214,357	Pool #G0-2940	5.500%	05/01/2037		219,646

Federal National Mortgage Association Mortgage Backed Securities: 0.8%
105,609	Series 2004-29, Class WS	5.298%	02/25/2019	(a)	100,797
300,000	Series 2006-63, Class QD	5.500%	02/25/2030		309,697

					410,494

Federal Farm Credit Bank: 9.9%
250,000		5.375%	03/20/2014		252,224
250,000		5.375%	01/25/2023		251,516
500,000		5.550%	05/02/2022		540,578
500,000		5.600%	11/21/2022		526,628
455,000		5.850%	12/15/2020		474,941
500,000		5.950%	09/20/2027		527,176
500,000		6.050%	10/26/2021		512,417
1,000,000		6.200%	06/28/2022		1,074,149
1,000,000		6.500%	07/20/2021		1,022,259

					5,181,888

Federal Home Loan Bank: 12.1%
500,000		5.300%	03/13/2018		500,167
245,000		5.350%	01/25/2023		246,648

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

Principal Amount	Coupon Rate	Maturity Date		Value

Federal Home Loan Bank, Continued
$275,000	5.500%	10/27/2016		$283,240
225,000	5.500%	08/20/2018		246,593
1,085,000	5.500%	01/25/2023		1,095,905
1,000,000	5.750%	05/13/2019		1,011,772
500,000	6.000%	07/02/2015	(a)	492,500
500,000	6.000%	07/10/2018	(a)	495,300
500,000	6.000%	09/15/2021		510,153
1,000,000	6.000%	11/28/2022		1,002,211
500,000	7.250%	01/30/2023	(a)	478,750

				6,363,239

Federal Home Loan Mortgage Corporation: 11.8%
100,000	5.000%	07/29/2016		100,024
500,000	5.000%	06/17/2019		508,530
250,000	5.250%	12/12/2017		251,116
170,000	5.500%	03/18/2019		168,847
500,000	5.625%	01/09/2018		500,408
1,000,000	5.750%	01/23/2017		1,002,381
100,000	5.875%	03/06/2037		103,755
300,000	6.000%	06/15/2017		305,421
200,000	6.000%	02/23/2021		201,293
500,000	6.000%	10/20/2021		512,565
500,000	6.000%	08/22/2022		527,535
500,000	6.000%	09/07/2022		518,094
250,000	6.000%	08/15/2027		259,876
675,000	6.050%	08/22/2022		713,474
500,000	6.200%	06/26/2017		510,126

				6,183,445

Federal National Mortgage Association: 13.0%
500,000	5.000%	02/13/2023		501,933
118,000	5.125%	07/16/2018		118,102
100,000	5.250%	07/28/2018		100,089
500,000	5.350%	03/21/2023	(b)	508,683
750,000	5.375%	04/11/2022		791,995
100,000	5.670%	05/16/2025		99,960
500,000	5.750%	09/22/2020		503,478
500,000	5.850%	02/24/2028		504,591
250,000	6.000%	04/28/2021		267,337
400,000	6.000%	09/20/2021		416,235
1,000,000	6.000%	04/20/2022		1,008,994
500,000	6.000%	06/23/2023		492,676
1,000,000	6.000%	03/21/2025	(b)	1,005,562
470,000	6.160%	10/06/2021		474,767

				6,794,402

Total U.S. Government Agency Obligations
(Cost $26,196,466)				27,059,608

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

Shares				Value

COMMON STOCKS: 1.2%
CONSUMER DISCRETIONARY: 0.0%
6,500	Centerplate, Inc.			$11,115

CONSUMER STAPLES: 0.2%
8,700	B & G Foods, Inc. - Class A (b)			90,045

FINANCIALS: 0.1%
6,000	Babcock & Brown Air Ltd - ADR (b)(d)			40,620

SHIPPING & TRANSPORTATION: 0.1%
25,000	Jazz Air Income Fund (d)			65,614

TELECOMMUNICATION SERVICES: 0.6%
5,800	Consolidated Communications Holdings, Inc.			68,904
8,000	Iowa Telecommunications Services, Inc. (b)			114,240
14,500	Windstream Corp.			133,400

				316,544

UTILITIES: 0.2%
4,400	Ferrellgas Partners LP			64,504
1,500	Suburban Propane Partners LP			53,175

				117,679

Total Common Stocks
(Cost $1,060,586)				641,617

PREFERRED STOCKS: 2.6%
Closed End: 2.3%		Rate
10	Advent Claymore Convertable Security	1.690%	(a)	250,000
3	Blackrock Preferred Income Strategy Fund	1.690%	(a)	75,000
6	Eaton Vance Floating - Rate Income Trust Preferred Auction Series B	1.635%	(a)	150,000
9	Eaton Vance Limited Duration Income Fund Series B	0.497%	(a)	225,000
7	Eaton Vance Limited Duration Income Fund Series C	0.512%	(a)	175,000
7	Eaton Vance Limited Duration Income Fund Series D	0.512%	(a)	175,000
7	Eaton Vance Limited Duration Income Fund Series E	0.407%	(a)	175,000

				1,225,000

Utilities: 0.3%
6,000	Xcel Energy Inc			149,580

Total Preferred Stocks
(Cost $1,375,000)				1,374,580

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

Shares		Value

SHORT TERM INVESTMENT: 6.5%
Money Market Investment: 6.5%
3,379,048	First American Government Obligations Fund	$3,379,048

Total Short Term Investment
(Cost $3,379,048)		3,379,048

Principal Amount
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 3.1%
CERTIFICATE OF DEPOSIT: 1.2%
$112,133	Abbey National, 1.09%, 02/20/09	112,124
197,882	Bank of Scotland, 2.916%, 05/06/09	197,878
197,882	Barclays Bank of New York, 1.695%, 03/16/09	197,726
79,153	Natixis of New York, 0.89%, 02/18/09	79,148
65,961	Natixis of New York, 0.89%, 06/30/09	66,069

		652,945

COMMERCIAL PAPER: 0.4%
224,116	Atlantic East Funding LLC, 0.811%, 03/25/09 (c)	83,487
131,921	Svenska Handelsbanken AB, 4.418%, 08/06/09	131,854

		215,341

CORPORATE BONDS: 0.8%
197,882	Allstate Life Global Funding, 1.775%, 03/20/09	196,582
197,882	Wachovia Securities, Inc., 4.418%, 05/01/09	195,703

		392,285

U.S. GOVERNMENT AGENCY OBLIGATION: 0.4%
197,882	Federal Home Loan Bank, 0.645%, 03/02/09	197,769

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

Shares		Value

MONEY MARKET INVESTMENTS: 0.3%
61,917	DWS Money Market Series - Institutional Shares	$61,917
79,153	Goldman Sachs Financial Square Money Market Fund	79,153
13,834	Reserve Primary Fund (c)	10,881

		151,951

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $1,757,598)		1,610,291

TOTAL INVESTMENTS
(Cost $55,428,650), 101.9%		53,427,583
LIABILITIES IN EXCESS OF OTHER ASSETS, (1.9)%		(993,805)

TOTAL NET ASSETS, 100.0%		$52,433,778

(a)	Variable Rate.
(b)	This security or portion of this security is out on loan at December 31, 2008.
(c)	Fair valued by Valuation Committee as delegated by Rochdale Portfolios’ Board of Trustees.
(d)	Foreign Security.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

FAS 157 – Summary of Fair Value Exposure

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), effective with the beginning of the Fund’s fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008:

Description	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted prices	$5,536,315	$—
Level 2 - Other significant observable inputs	47,880,387	—
Level 3 - Significant unobservable inputs	10,881	—

Total	$53,427,583	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net purchases (sales/paydowns)	—	—
Transfers in and/or out of Level 3*	10,881	—

Balance as of 12/31/08	$10,881	$—

*	The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2008

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio

ASSETS
Investments in securities at cost	$38,610,498	$41,260,447	$33,581,658

Investments in securities at value (Including collateral on loaned securities of $5,248,081, $6,758,296, $7,841,453, respectively)**	$34,690,021	$35,963,398	$29,513,164
Receivables:
Cash from securities lending broker	11,684	14,759	17,057
Fund shares sold	51,172	44,252	18,174
Securities sold	—	—	474,892
Dividends and interest	32,348	63,523	14,690
Prepaid expenses	7,491	8,447	9,221

Total assets	34,792,716	36,094,379	30,047,198

LIABILITIES
Payable upon return of securities loaned	5,635,105	7,115,516	8,225,440
Payables:
Distribution	—	635	418
Fund shares redeemed	69,564	20,427	245,822
Securities purchased	—	—	88,509
Advisory fees	8,732	11,722	10,712
Service fees	3,647	3,618	2,708
Administration fees	6,164	6,375	4,831
Distribution fees	19,179	19,174	14,270
Accrued expenses	28,573	30,506	28,640

Total liabilities	5,770,964	7,207,973	8,621,350

NET ASSETS	$29,021,752	$28,886,406	$21,425,848

Number of shares, $0.01 par value, issued and outstanding (unlimited number of shares authorized)	2,279,356	1,715,025	1,022,890

Net asset value per share	$12.73	$16.84	$20.95

Maximum offering price per share* (Net asset value divided by 94.25%)	$13.51	$17.87	$22.23

COMPONENTS OF NET ASSETS
Paid in capital	$42,196,463	$43,361,613	$33,703,730
Undistributed net investment income	3,815	182,446	—
Accumulated net realized loss on investments	(9,258,049)	(9,360,604)	(8,209,388)
Net unrealized depreciation on:
Investments	(3,920,477)	(5,297,049)	(4,068,494)

Net assets	$29,021,752	$28,886,406	$21,425,848

*	Redemption price per share is equal to net asset value less any applicable sales charge.
**	Includes securities out on loan to brokers with a market value of $5,533,322, $6,952,902 and $8,003,997, respectively.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2008

	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio

ASSETS
Investments in securities at cost	$26,466,244	$62,611,145	$55,428,650

Investments in securities at value (Including collateral on loaned securities of $3,609,831, $0 and $1,610,291, respectively)**	$23,267,219	$51,712,463	$53,427,583
Cash	—	—	14,178
Receivables:
Cash from securities lending broker	8,223	—	3,652
Fund shares sold	14,211	265,444	130,355
Securities sold	1,168,404	403,707	—
Dividends and interest	30,032	241,433	704,117
Prepaid expenses	7,713	13,398	10,190

Total assets	24,495,802	52,636,445	54,290,075

LIABILITIES
Payable upon return of securities loaned	3,964,217	—	1,761,250
Payables:
Distribution	596	70	—
Fund shares redeemed	237,256	216,935	11,585
Advisory fees	8,860	28,521	6,522
Service fees	2,567	6,526	6,537
Administration fees	4,684	10,021	7,849
Distribution fees	13,735	33,361	31,824
Accrued expenses	28,727	33,502	30,730

Total liabilities	4,260,642	328,936	1,856,297

NET ASSETS	$20,235,160	$52,307,509	$52,433,778

Number of shares, $0.01 par value, issued and outstanding (unlimited number of shares authorized)	793,886	2,506,385	2,124,806

Net asset value per share	$25.49	$20.87	$24.68

Maximum offering price per share* (Net asset value divided by 94.25%)	$27.05	$22.14	$26.19

COMPONENTS OF NET ASSETS
Paid in capital	$31,871,446	$66,702,015	$56,319,210
Undistributed net investment income	37,974	865,630	203,322
Accumulated net realized loss on investments	(8,475,235)	(4,361,289)	(2,087,671)
Net unrealized depreciation on:
Investments	(3,199,025)	(10,898,847)	(2,001,083)

Net assets	$20,235,160	$52,307,509	$52,433,778

*	Redemption price per share is equal to net asset value less any applicable sales charge.
**	Includes securities out on loan to brokers with a market value of $3,906,119, $0 and $1,702,267, respectively.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2008

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio

INVESTMENT INCOME
Income
Dividends	$603,265 (1)	$1,021,193 (1)	$235,094
Interest	18,517	33,665	28,829
Income from securities lending	38,217	48,126	50,265

Total income	659,999	1,102,984	314,188

Expenses
Advisory fees	217,061	224,681	164,464
12b-1 fees (Note 3)	108,530	112,341	82,232
Service fees	65,118	67,405	49,339
Fund accounting fees	29,028	30,730	26,516
Administration fees	42,828	44,617	32,588
Transfer agent fees	34,808	35,964	33,655
Registration expense	17,427	20,456	18,315
Audit fees	13,953	13,849	13,949
Custody fees	9,825	10,159	7,227
Legal fees	7,581	8,805	7,875
Reports to shareholders	9,932	10,189	7,775
Trustee fees	6,233	6,967	5,342
Insurance expense	1,780	2,196	1,980
Miscellaneous	3,931	4,546	4,396

Total expenses	568,035	592,905	455,653
Less: expenses waived and reimbursed (Note 3)	(25,384)	(31,485)	(11,600)
Add: interest expenses (Note 6)	546	766	3,909

Net expenses	543,197	562,186	447,962

Net investment income (loss)	116,802	540,798	(133,774)

REALIZED AND UNREALIZED LOSS FROM INVESTMENTS:
Net realized loss on:
Investments	(8,079,498)	(9,351,650)	(6,852,039)
Change in net unrealized appreciation/depreciation on:
Investments	(11,220,346)	(12,842,805)	(8,718,428)

Net realized and unrealized loss on investments	(19,299,844)	(22,194,455)	(15,570,467)

Net decrease in net assets resulting from operations	$(19,183,042)	$(21,653,657)	$(15,704,241)

(1)	Net of foreign tax withheld of $146 for Large Growth Portfolio and $343 for Large Value Portfolio.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2008

	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio

INVESTMENT INCOME
Income
Dividends	$466,395	$3,348,192 (1)	$266,789 (1)
Interest	33,269	161,784	2,936,152
Income from securities lending	44,248	—	32,955

Total income	543,912	3,509,976	3,235,896

Expenses
Advisory fees	160,538	428,665	223,006
12b-1 fees (Note 3)	80,269	164,871	139,379
Service fees	48,162	98,923	83,628
Fund accounting fees	29,405	37,859	43,660
Administration fees	31,397	62,463	52,973
Transfer agent fees	32,251	37,020	30,231
Registration expense	17,520	18,916	21,017
Audit fees	15,499	14,097	13,749
Custody fees	8,425	14,508	11,397
Legal fees	7,869	10,633	8,905
Reports to shareholders	7,698	13,452	11,097
Trustee fees	5,665	8,955	6,993
Insurance expense	2,096	2,512	1,780
Miscellaneous	4,228	5,353	4,130

Total expenses	451,022	918,227	651,945
Less: expenses waived and reimbursed (Note 3)	(17,569)	(27,922)	(150,181)
Add: interest expenses (Note 6)	6,140	—	231

Net expenses	439,593	890,305	501,995

Net investment income	104,319	2,619,671	2,733,901

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	(6,095,750)	(4,383,755)	(1,440,875)
Foreign currency transactions	—	(3,101)	269
Change in net unrealized appreciation/depreciation on:
Investments	(9,970,886)	(16,010,135)	(2,162,333)
Foreign currency translations	—	(165)	(16)

Net realized and unrealized loss on investments and foreign currency	(16,066,636)	(20,397,156)	(3,602,955)

Net decrease in net assets resulting from operations	$(15,962,317)	$(17,777,485)	$(869,054)

(1)	Net of foreign tax withheld of $44,259 for Dividend & Income Portfolio and $5,356 for Intermediate Fixed Income Portfolio.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Large Growth Portfolio		Large Value Portfolio
	Year Ended 12/31/2008	Year Ended 12/31/2007	Year Ended 12/31/2008	Year Ended 12/31/2007

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$116,802	$20,261	$540,798	$729,635
Net realized gain (loss) on:
Investments	(8,079,498)	1,139,358	(9,351,650)	476,892
Change in net unrealized appreciation/ depreciation on investments	(11,220,346)	2,743,543	(12,842,805)	645,048

Net increase (decrease) in net assets resulting from operations	(19,183,042)	3,903,162	(21,653,657)	1,851,575

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(121,638)	(11,592)	(366,791)	(720,330)
From net realized gain	—	(1,109,970)	(182,625)	(1,232,979)

Total distributions to shareholders	(121,638)	(1,121,562)	(549,416)	(1,953,309)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	7,349,867	13,186,097	6,293,782	13,160,044
Proceeds from reinvestment of distribution	120,125	1,100,206	542,975	1,911,865
Cost of shares redeemed	(13,061,982)	(7,273,125)	(14,989,355)	(10,696,756)
Redemption fees	3,106	831	4,220	1,344

Net increase (decrease) in net assets resulting from share transactions	(5,588,884)	7,014,009	(8,148,378)	4,376,497

Total increase (decrease) in net assets	(24,893,564)	9,795,609	(30,351,451)	4,274,763

NET ASSETS
Beginning of year	53,915,316	44,119,707	59,237,857	54,963,094

End of year	$29,021,752	$53,915,316	$28,886,406	$59,237,857

Undistributed net investment income	$3,815	$8,651	$182,446	$8,439

CHANGE IN SHARES
Shares sold	419,595	643,612	258,859	431,240
Shares issued on reinvestment of distribution	9,518	53,642	32,670	66,709
Shares redeemed	(760,435)	(354,010)	(619,869)	(348,560)

Net increase (decrease)	(331,322)	343,244	(328,340)	149,389

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Mid/Small Growth Portfolio		Mid/Small Value Portfolio
	Year Ended 12/31/2008	Year Ended 12/31/2007	Year Ended 12/31/2008	Year Ended 12/31/2007

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(133,774)	$(339,731)	$104,319	$213,157
Net realized gain (loss) on:
Investments	(6,852,039)	5,011,772	(6,095,750)	1,794,064
Change in net unrealized appreciation/ depreciation on investments	(8,718,428)	(782,661)	(9,970,886)	(2,575,618)

Net increase (decrease) in net assets resulting from operations	(15,704,241)	3,889,380	(15,962,317)	(568,397)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	(62,633)	(211,577)
From net realized gain	—	(6,126,624)	—	(7,774,961)
From paid in capital	—	(15,213)	—	(36,595)

Total distributions to shareholders	—	(6,141,837)	(62,633)	(8,023,133)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	6,560,029	14,576,666	5,899,856	15,104,738
Proceeds from reinvestment of distribution	—	5,983,807	60,274	7,759,661
Cost of shares redeemed	(22,456,214)	(12,121,431)	(21,302,948)	(16,167,069)
Redemption fees	1,440	972	1,472	1,253

Net increase (decrease) in net assets resulting from share transactions	(15,894,745)	8,440,014	(15,341,346)	6,698,583

Total increase (decrease) in net assets	(31,598,986)	6,187,557	(31,366,296)	(1,892,947)

NET ASSETS
Beginning of year	53,024,834	46,837,277	51,601,456	53,494,403

End of year	$21,425,848	$53,024,834	$20,235,160	$51,601,456

Undistributed net investment income	$—	$—	$37,974	$—

CHANGE IN SHARES
Shares sold	219,762	398,414	157,731	291,528
Shares issued on reinvestment of distribution	—	181,108	2,419	185,327
Shares redeemed	(783,118)	(327,271)	(597,510)	(314,421)

Net increase (decrease)	(563,356)	252,251	(437,360)	162,434

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Dividend & Income Portfolio		Intermediate Fixed Income Portfolio
	Year Ended 12/31/2008	Year Ended 12/31/2007	Year Ended 12/31/2008	Year Ended 12/31/2007

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$2,619,671	$3,720,162	$2,733,901	$2,396,348
Net realized gain (loss) on:
Investments	(4,383,755)	1,755,504	(1,440,875)	(17,534)
Foreign currency	(3,101)	(2,717)	269	143
Change in net unrealized appreciation/ depreciation on investments and foreign currency transactions	(16,010,300)	(4,387,134)	(2,162,349)	215,947

Net increase (decrease) in net assets resulting from operations	(17,777,485)	1,085,815	(869,054)	2,594,904

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,387,929)	(3,543,840)	(2,731,096)	(2,320,831)
From net realized gain	—	(141,575)	—	—
From paid in capital	(239,312)	(191,895)	—	—

Total distributions to shareholders	(2,627,241)	(3,877,310)	(2,731,096)	(2,320,831)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	11,115,601	21,907,421	14,948,643	16,568,858
Proceeds from reinvestment of distribution	2,472,944	3,668,865	2,651,379	2,233,918
Cost of shares redeemed	(15,363,663)	(13,969,952)	(17,572,693)	(9,303,127)
Redemption fees	2,853	15,453	5,904	2,686

Net increase (decrease) in net assets resulting from share transactions	(1,772,265)	11,621,787	33,233	9,502,335

Total increase (decrease) in net assets	(22,176,991)	8,830,292	(3,566,917)	9,776,408

NET ASSETS
Beginning of year	74,484,500	65,654,208	56,000,695	46,224,287

End of year	$52,307,509	$74,484,500	$52,433,778	$56,000,695

Undistributed net investment income	$865,630	$529,544	$203,322	$200,072

CHANGE IN SHARES
Shares sold	443,732	721,638	580,112	631,620
Shares issued on reinvestment of distribution	96,673	122,601	104,821	85,615
Shares redeemed	(630,397)	(457,058)	(690,885)	(354,593)

Net increase (decrease)	(89,992)	387,181	(5,952)	362,642

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Large Growth Portfolio
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06		Year Ended 12/31/05	Year Ended 12/31/04

Net asset value, beginning of period	$20.65	$19.46	$17.76		$17.40	$16.46

Income from investment operations:
Net investment income (loss)	0.05	0.01	(0.01	)(1)	0.03	0.09
Net realized and unrealized gain (loss) on investments	(7.92)	1.62	1.71		0.36	0.92

Total from investment operations	(7.87)	1.63	1.70		0.39	1.01

Less distributions:
From net investment income	(0.05)	(0.01)	(0.00	)(2)	(0.03)	(0.08)
From net realized gain	—	(0.43)	—		—	—

Total distributions	(0.05)	(0.44)	(0.00)		(0.03)	(0.08)

Paid in capital from redemption fees (Note 2)	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)	0.01

Net asset value, end of period	$12.73	$20.65	$19.46		$17.76	$17.40

Total return	(38.09)%	8.38%	9.59%		2.24%	6.22%

Ratios/supplemental data:
Net assets, end of period (millions)	$29.0	$53.9	$44.1		$23.7	$20.6

Portfolio turnover rate	40.48%	81.88%	87.06%		11.97%	36.04%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.31%	1.23%	1.22%		1.26%	1.30%
After fees waived and expenses absorbed/recouped	1.25%	1.24%	1.25%		1.25%	1.25%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	0.21%	0.04%	(0.03)%		0.17%	0.50%
After fees waived and expenses absorbed/recouped	0.27%	0.05%	(0.06)%		0.18%	0.55%

(1)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Large Value Portfolio
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04

Net asset value, beginning of period	$28.99	$29.02	$26.55	$24.57	$21.78

Income from investment operations:
Net investment income	0.32	0.37	0.34	0.21	0.16
Net realized and unrealized gain (loss) on investments	(12.14)	0.59	4.68	2.00	2.73

Total from investment operations	(11.82)	0.96	5.02	2.21	2.89

Less distributions:
From net investment income	(0.22)	(0.37)	(0.38)	(0.23)	(0.11)
From net realized gain	(0.11)	(0.62)	(2.17)	—	—

Total distributions	(0.33)	(0.99)	(2.55)	(0.23)	(0.11)

Paid in capital from redemption fees (Note 2)	0.00 (1)	0.00 (1)	0.00 (1)	0.00 (1)	0.01

Net asset value, end of period	$16.84	$28.99	$29.02	$26.55	$24.57

Total return	(40.77)%	3.34%	18.92%	9.01%	13.32%

Ratios/supplemental data:
Net assets, end of period (millions)	$28.9	$59.2	$55.0	$29.5	$25.0

Portfolio turnover rate	54.72%	20.23%	66.89%	24.48%	86.66%

Ratio of expenses to average net assets:
Before fees waived and expenses recouped	1.32%	1.20%	1.18%	1.18%	1.25%
After fees waived and expenses recouped	1.25%	1.20%	1.18%	1.18%	1.25%

Ratio of net investment income to average net assets:
Before fees waived and expenses recouped	1.13%	1.23%	1.42%	0.91%	0.69%
After fees waived and expenses recouped	1.20%	1.23%	1.42%	0.91%	0.69%

(1)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Mid/Small Growth Portfolio
	Year Ended 12/31/08		Year Ended 12/3107		Year Ended 12/31/06		Year Ended 12/31/05	Year Ended 12/31/04

Net asset value, beginning of period	$33.43		$35.11		$37.05		$33.89	$29.16

Income from investment operations:
Net investment loss	(0.13	)(2)	(0.21	)(2)	(0.18	)(1)	(0.14)	(0.20)
Net realized and unrealized (loss) gain on investments	(12.35)		2.97		1.26		3.30	4.92

Total from investment operations	(12.48)		2.76		1.08		3.16	4.72

Less distributions:
From net realized gain	—		(4.43)		(3.02)		—	—
From paid in capital	—		(0.01)		—		—	—

Total distributions	—		(4.44)		(3.02)		—	—

Paid in capital from redemption fees (Note 2)	0.00	(3)	0.00	(3)	0.00	(3)	0.00 (3)	0.01

Net asset value, end of period	$20.95		$33.43		$35.11		$37.05	$33.89

Total return	(37.33)%		8.00%		2.80%		9.32%	16.22%

Rations/supplemental date:
Net assets, end of period (millions)	$21.4		$53.0		$46.8		$33.0	$24.9

Portfolio turnover rate	34.57%		121.40%		85.04%		9.67%	61.53%

Ratio of expenses to average net assets
Before fees waived and expenses absorbed/recouped	1.40	%(4)	1.23%		1.20%		1.19%	1.29%
After fees waived and expenses absorbed/recouped	1.36	%(4)	1.23%		1.20%		1.19%	1.35%

Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed/recouped	(0.44)%		(0.66)%		(0.48)%		(0.44)%	(0.62)%
After fees waived and expenses absorbed/recouped	(0.40)%		(0.66)%		(0.48)%		(0.44)%	(0.68)%

(1)	Net investment loss per share is calculated by dividing net investment loss by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Less than $0.01 per share.
(4)	The expense ratio includes interest expense of 0.01%, which is not subject to the Portfolio’s expense cap.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Mid/Small Value Portfolio
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04

Net asset value, beginning of period	$41.91		$50.05	$45.50	$43.29	$36.70

Income from investment operations:
Net investment income (loss)	0.13		0.20	0.17	0.08	(0.02)
Net realized and unrealized gain (loss) on investments	(16.47)		(0.60)	5.86	4.98	7.74

Total from investment operations	(16.34)		(0.40)	6.03	5.06	7.72

Less distributions:
From net investment income	(0.08)		(0.20)	(0.20)	(0.08)	(0.04)
From net realized gain	—		(7.50)	(1.28)	(2.78)	(1.10)
From paid in capital	—		(0.04)	—	—	—

Total distributions	(0.08)		(7.74)	(1.48)	(2.86)	(1.14)

Paid in capital from redemption fees (Note 2)	0.00	(1)	0.00 (1)	0.00 (1)	0.01	0.01

Net asset value, end of period	$25.49		$41.91	$50.05	$45.50	$43.29

Total return	(38.99)%		(0.79)%	13.23%	11.64%	21.10%

Ratios/supplemental data:
Net assets, end of period (millions)	$20.2		$51.6	$53.5	$35.8	$26.7

Portfolio turnover rate	25.19%		39.52%	34.47%	26.75%	79.62%

Ratio of expenses to average net assets:
Before fees waived and expenses recouped	1.42	%(2)	1.23%	1.19%	1.17%	1.29%
After fees waived and expenses recouped	1.37	%(2)	1.23%	1.19%	1.17%	1.35%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses recouped	0.27%		0.37%	0.41%	0.20%	(0.04)%
After fees waived and expenses recouped	0.32%		0.37%	0.41%	0.20%	0.02%

(1)	Less than $0.01 per share.
(2)	The expense ratio includes interest expense of 0.02%, which is not subject to the Portfolio’s expense cap.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Dividend & Income Portfolio
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04

Net asset value, beginning of period	$28.69	$29.72	$25.60	$26.20	$23.48

Income from investment operations:
Net investment income	0.93	1.51 (1)	1.33	0.88	0.78
Net realized and unrealized gain (loss) on investments	(7.73)	(0.91)	4.20	(0.46)	2.84

Total from investment operations	(6.80)	0.60	5.53	0.42	3.62

Less distributions:
From net investment income	(0.93)	(1.51)	(1.33)	(0.88)	(0.87)
From net realized gain	—	(0.06)	—	—	—
Return of capital	(0.09)	(0.07)	(0.08)	(0.15)	(0.04)

Total distributions	(1.02)	(1.64)	(1.41)	(1.03)	(0.91)

Paid in capital from redemption fees (Note 2)	0.00 (2)	0.01	0.00 (2)	0.01	0.01

Net asset value, end of period	$20.87	$28.69	$29.72	$25.60	$26.20

Total return	(24.31)%	1.91%	22.10%	1.65%	15.79%

Ratios/supplemental data:
Net assets, end of period (millions)	$52.3	$74.5	$65.7	$37.7	$26.2

Portfolio turnover rate	6.80%	12.73%	10.03%	2.34%	0.96%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.39%	1.34%	1.31%	1.28%	1.42%
After fees waived and expenses absorbed/recouped	1.35%	1.35%	1.35%	1.35%	1.35%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed/recouped	3.93%	5.14%	5.04%	3.53%	3.54%
After fees waived and expenses absorbed/recouped	3.97%	5.13%	5.00%	3.46%	3.61%

(1)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Intermediate Fixed Income Portfolio
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04

Net asset value, beginning of period	$26.28	$26.14	$26.14	$26.61	$26.82

Income from investment operations:
Net investment income	1.26	1.17	1.13	1.05	1.14
Net realized and unrealized gain (loss) on investments	(1.60)	0.14	(0.13)	(0.50)	(0.23)

Total from investment operations	(0.34)	1.31	1.00	0.55	0.91

Less distributions:
From net investment income	(1.26)	(1.17)	(1.01)	(1.03)	(1.13)
From net realized gain	—	—	—	—	—

Total distributions	(1.26)	(1.17)	(1.01)	(1.03)	(1.13)

Paid in capital from redemption fees (Note 2)	0.00 (1)	0.00 (1)	0.01	0.01	0.01

Net asset value, end of period	$24.68	$26.28	$26.14	$26.14	$26.61

Total return	(1.33)%	5.11%	3.96%	2.13%	3.47%

Ratios/supplemental data:
Net assets, end of period (millions)	$52.4	$56.0	$46.2	$28.8	$22.5

Portfolio turnover rate	47.41%	47.46%	42.19%	26.06%	38.50%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.17%	1.14%	1.11%	1.10%	1.14%
After fees waived and expenses absorbed	0.90%	0.90%	0.90%	0.90%	0.90%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	4.63%	4.37%	4.22%	3.82%	3.87%
After fees waived and expenses absorbed	4.90%	4.61%	4.43%	4.02%	4.11%

(1)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2008

NOTE 1 – ORGANIZATION

The Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio. Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Dividend & Income Portfolio and Rochdale Intermediate Fixed Income Portfolio (the “Portfolios”) are series of shares of beneficial interest of Rochdale Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Portfolios are diversified funds. Rochdale Investment Management LLC (the “Advisor”) is the Advisor to the Portfolios.

The Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, and Intermediate Fixed Income Portfolios commenced operations on December 31, 1999. The Rochdale Dividend & Income Portfolio commenced operations on June 1, 1999.

The Rochdale Large Growth Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap growth.

The Rochdale Large Value Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap value.

The Rochdale Mid/Small Growth Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of small and medium-size U.S. companies such as those securities included in indices generally regarded as small- and mid-cap growth.

The Rochdale Mid/Small Value Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of small and medium-size U.S. companies such as those securities included in indices generally regarded as small- and mid-cap value.

The Rochdale Dividend & Income Portfolio is a dividend-paying equity securities fund. Its investment objective is significant income and, as a secondary focus, long-term capital appreciation. It seeks income primarily from a diversified portfolio of income-generating securities, including dividend-paying equity and fixed income securities.

The Rochdale Intermediate Fixed Income Portfolio is a fixed income fund with the investment objective of current income. It seeks to achieve its objective by investing primarily in investment grade fixed-income obligations and intends to have an average portfolio maturity and duration between 3 to 10 years.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation. In valuing the Portfolios’ assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such values are being determined. If there has been no sale on such exchange on such day, the security is valued at closing bid price. Securities listed on the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price

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NOTES TO FINANCIAL STATEMENTS at December 31, 2008, Continued

(“NOCP”). Readily marketable securities traded only in an over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security’s fair value. All other assets of the Portfolios are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

In September 2006, the Financial Accounting Standards Board (FASB) issued a Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. The Portfolios adopted the provisions of SFAS 157 effective with the beginning of the Portfolios’ fiscal year. Management has determined that SFAS No. 157 had no material impact on the Portfolios’ financial statements.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161.

B.	Share Valuation. Each Portfolio’s share price (net asset value) is determined as of the close of the regular session of trading on the NASDAQ (normally 4:00 p.m., eastern time). The net asset value per share of each Portfolio is calculated by dividing the sum of the value of the securities held by the Portfolio plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Portfolio, rounded to the nearest cent. The offering and redemption price per share of each Portfolio is equal to a Portfolio’s net asset value per share. The Portfolios charge a redemption fee on shares redeemed or exchanged within 45 days of purchase and which were not subject to a sales charge at the time of purchase or to a contingent deferred sales charge at the time of redemption. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Portfolio will retain the fee charged as paid-in capital and such fees become part of the Portfolio’s daily net assets value (“NAV”) calculations.

C.	Federal Income Taxes. The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under current tax law, capital and currency losses realized after October 31 and prior to the Portfolios’ fiscal year end may be deferred as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Portfolios indicated below have Post October losses:

Portfolio	Post October Loss
Large Growth Portfolio	$4,287,315
Large Value Portfolio	4,487,438
Mid/Small Growth Portfolio	4,481,823
Mid/Small Value Portfolio	2,365,338
Dividend & Income Portfolio	2,814,262
Intermediate Fixed Income Portfolio	164,538

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2008, Continued

For Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2008, which are available to offset future capital gains, if any:

	Capital losses expiring in:

Portfolio	2012	2013	2014	2015	2016	Total
Large Cap Growth Portfolio	$—	$—	$—	$—	$4,970,734	$4,970,734
Large Cap Value Portfolio	—	—	—	—	4,873,166	4,873,166
Mid/Small Growth Portfolio	—	—	—	—	3,727,565	3,727,565
Mid/Small Value Portfolio	—	—	—	—	6,109,897	6,109,897
Dividend & Income Portfolio	—	—	—	—	1,566,269	1,566,269
Intermediate Fixed Income Portfolio	273,604	115,546	226,027	29,507	1,276,630	1,921,314

Effective June 29, 2007, the Portfolios adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Portfolios’ net assets or results of operations. FIN 48 requires the Portfolios to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Portfolios only relate to Federal tax years. As of December 31, 2008, open Federal tax years include the tax year ended December 31, 2005 through December 31, 2008.

D.	Security Transactions and Investment Income. Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of securities sold is determined under the identified cost method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Portfolios are accreted and amortized to maturity using the effective interest method.

E.	Foreign Currency. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

F.	Forward Currency Contracts. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Portfolio could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

G.	Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, passive foreign investment companies and post-October capital and currency losses.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2008, Continued

The Dividend & Income Portfolio has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.	Option Writing. Each Portfolio may write (sell) covered call options and secured put options on securities and indices. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

I.	Loans of Portfolio Securities. Each Portfolio may lend its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Portfolio to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) a Portfolio may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with Portfolios’ custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 102% of the market value of the loaned securities. Each Portfolio will limit the amount of its loans of portfolio securities to no more than 50% of its total assets.

At December 31, 2008, each Portfolio loaned equity securities having a market value and received equity securities collateral for the loan as follows:

Portfolio	Market Value	Collateral
Rochdale Large Growth Portfolio	$5,533,332	$5,635,105
Rochdale Large Value Portfolio	6,952,902	7,115,516
Rochdale Mid/Small Growth Portfolio	8,003,997	8,225,440
Rochdale Mid/Small Value Portfolio	3,906,119	3,964,217
Rochdale Intermediate Fixed Income Portfolio	1,702,267	1,761,250

J.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2008, Continued

K.	Reclassification of Capital Accounts. Accounting Principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2008 permanent differences in book and tax accounting have been reclassified to undistributed net investment income/(loss), accumulated realized gain/(loss) on investment, and paid in capital as follows:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid in Capital
Rochdale Mid/Small Growth Portfolio	133,774	—	(133,774)
Rochdale Mid/Small Value Portfolio	(3,712)	10,582	(6,870)
Rochdale Dividend & Income Portfolio	104,344	(10,536)	(93,808)
Rochdale Intermediate Fixed Income Portfolio	445	(445)	—

L.	Securities Sold Short. To the extent the Portfolios engage in selling securities short, they are obligated to replace a security borrowed by purchasing the same security at the current market value. The Portfolios would incur a loss if the price of the security increases between the date of the short sale and the date on which the Portfolios replace the borrowed security. The Portfolios would realize a gain if the price of the security declines between those dates.

The Portfolios are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Portfolios must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

M.	Indemnifications. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred or that would be covered by other parties.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Portfolios with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Trust. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.65% from the Dividend & Income Portfolio; 0.50% from the Large Growth, Large Value, Mid/Small Growth and Mid/Small Value Portfolios; and 0.40% from the Intermediate Fixed Income Portfolio, based upon the average daily net assets of each Portfolio.

The Advisor also furnishes the Portfolios with certain administrative services and the personnel associated with the provision of those services as well as personnel to serve as executive officers of the Trust. For these services, the Advisor is paid on a per Portfolio basis a fee based upon the average daily net assets of these Portfolios at the annual rate of 0.15% for the first $250 million in assets, 0.12% for the next $250 million, 0.10% for the next $500 million, and 0.08% for assets exceeding $1 billion.

The Portfolios are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Portfolios to the extent necessary to limit each Portfolio’s aggregate annual operating expenses to a

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2008, Continued

maximum of 1.25%, 1.25%, 1.35%, 1.35%, 1.35% and 0.90% of average net assets for the Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Dividend & Income and Intermediate Fixed Income Portfolios, respectively. Any reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Portfolios’ obligation may be subject to reimbursement by the Portfolios within the following three years, provided the Portfolios are able to effect such reimbursement and remain in compliance with applicable limitations. For the year ended December 31, 2008, the Advisor has reimbursed for expenses in excess of the limit in the amounts of $25,384 for the Large Growth Portfolio, $31,485 for the Large Value Portfolio, $11,600 for the Mid/Small Growth Portfolio, $17,569 for the Mid/Small Value Portfolio, $27,922 for the Dividend & Income Portfolio, and $150,181 for the Intermediate Fixed Income Portfolio.

At December 31, 2008, the cumulative amounts available for reimbursement that has been paid and/or waived by the Advisor on behalf of the Portfolios are as follows:

Portfolio	Unrecouped
Rochdale Large Growth Portfolio	$25,384
Rochdale Large Value Portfolio	31,485
Rochdale Mid/Small Growth Portfolio	11,600
Rochdale Mid/Small Value Portfolio	17,569
Rochdale Dividend & Income Portfolio	27,922
Rochdale Intermediate Fixed Income Portfolio	354,787

At December 31, 2008, the Advisor may recapture a portion of the above amounts no later than the dates as stated below:

	December 31,
Portfolio	2009	2010	2011
Rochdale Large Growth Portfolio	$—	$—	$25,384
Rochdale Large Value Portfolio	—	—	31,485
Rochdale Mid/Small Growth Portfolio	—	—	11,600
Rochdale Mid/Small Value Portfolio	—	—	17,569
Rochdale Dividend & Income Portfolio	—	—	27,922
Rochdale Intermediate Fixed Income Portfolio	80,470	124,136	150,181

RIM Securities LLC, an affiliate of the Advisor, which serves as the distributor of the Trust’s share has advised the Trust that it retained net selling commission for the year ended December 31, 2008 as follows:

Portfolio	Retained Net Selling Commission
Rochdale Large Growth Portfolio	$—
Rochdale Large Value Portfolio	39
Rochdale Mid/Small Growth Portfolio	22
Rochdale Mid/Small Value Portfolio	35
Rochdale Dividend & Income Portfolio	2,269
Rochdale Intermediate Fixed Income Portfolio	140

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2008, Continued

The Portfolios have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1. The Plan provides that the Portfolios may pay for distribution and related expenses up to an annual rate of 0.25% of each Portfolio’s average net assets to RIM Securities LLC. For the year ended December 31, 2008, the amounts paid to the Distributor were as follows:

Portfolio	Distribution Plan Expense
Rochdale Large Growth Portfolio	$108,530
Rochdale Large Value Portfolio	112,341
Rochdale Mid/Small Growth Portfolio	82,232
Rochdale Mid/Small Value Portfolio	80,269
Rochdale Dividend & Income Portfolio	164,871
Rochdale Intermediate Fixed Income Portfolio	139,379

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Trust’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Portfolios; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Portfolios’ custodian, transfer agent and accountants; coordinates the preparation and payment of Portfolio expenses and reviews the Portfolio’s expense accruals. For its services, the Administrator receives a monthly fee from the Portfolios at an annual rate of 0.10% for the first $200 million, 0.05% for the next $300 million and 0.03% thereafter of average net assets, with a minimum annual fee per fund of $22,500.

RIM Securities LLC also acts as the Portfolios’ principal underwriter in a continuous public offering of the Portfolios’ shares.

During the year ended December 31, 2008, RIM Securities LLC received $1,391 in brokerage fee commissions with respect to the Portfolios’ transactions, which constituted less than 1% of the Portfolios’ brokerage commissions during the period.

Portfolio	Commissions
Rochdale Large Growth Portfolio	$47,482
Rochdale Large Value Portfolio	83,147
Rochdale Mid/Small Growth Portfolio	76,921
Rochdale Mid/Small Value Portfolio	71,915
Rochdale Dividend & Income Portfolio	41,778
Rochdale Intermediate Fixed Income Portfolio	1,818

$323,061

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor or Distributor.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2008, Continued

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2008, are as follows:

Portfolio	Purchases	Sales
Rochdale Large Growth Portfolio	$17,214,708	$27,685,400
Rochdale Large Value Portfolio	23,924,390	36,747,623
Rochdale Mid/Small Growth Portfolio	11,077,268	31,659,704
Rochdale Mid/Small Value Portfolio	7,823,780	26,362,025
Rochdale Dividend & Income Portfolio	4,006,620	6,595,988
Rochdale Intermediate Fixed Income Portfolio	13,303,808	10,428,215

The cost of purchases and the proceeds from sales of U.S. Government securities, other than short-term investments, for the year ended December 31, 2008, are as follows:

Portfolio	Purchases	Sales
Rochdale Large Growth Portfolio	$—	$—
Rochdale Large Value Portfolio	—	—
Rochdale Mid/Small Growth Portfolio	—	—
Rochdale Mid/Small Value Portfolio	—	—
Rochdale Dividend & Income Portfolio	—	—
Rochdale Intermediate Fixed Income Portfolio	11,889,701	17,391,610

NOTE 5 – TAX INFORMATION

As of December 31, 2008, the tax basis of the Portfolios’ components of distributable earnings/(deficit) were as follows:

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio
Cost of investments for tax purposes	$38,610,498	$41,260,447	$33,581,658

Gross tax unrealized appreciation	1,253,127	919,571	538,929
Gross tax unrealized depreciation	(5,173,604)	(6,216,620)	(4,607,423)

Net tax unrealized depreciation on investments*	(3,920,477)	(5,297,049)	(4,068,494)
Undistributed ordinary income	3,815	182,446	—
Other accumulated losses	(9,258,049)	(9,360,604)	(8,209,388)

Total accumulated losses	$(13,174,711)	$(14,475,207)	$(12,277,882)

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2008, Continued

	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio
Cost of investments for tax purposes	$26,466,244	$61,726,273	$55,396,524

Gross tax unrealized appreciation	1,392,432	5,647,349	649,571
Gross tax unrealized depreciation	(4,591,457)	(15,661,159)	(2,618,512)

Net tax unrealized depreciation on investments*	(3,199,025)	(10,013,810)	(1,968,941)
Undistributed ordinary income	37,974	—	169,377
Other accumulated losses	(8,475,235)	(4,380,696)	(2,085,868)

Total accumulated losses	$(11,636,286)	$(14,394,506)	$(3,885,432)

*	The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of wash sales, partnership income and passive foreign investment companies.

The tax composition of dividends for the year ended December 31, 2008 was as follows:

	Ordinary Income Total	Long-term Capital Gains Total	Return of Capital Total
Large Growth Portfolio	$121,638	$—	$—
Large Value Portfolio	452,476	96,940	—
Mid/Small Growth Portfolio	—	—	—
Mid/Small Value Portfolio	62,633	—	—
Dividend & Income Portfolio	2,387,929	—	239,312
Intermediate Fixed Income Portfolio	2,731,096	—	—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2008.

The tax composition of dividends for the year ended December 31, 2007 was as follows:

	Ordinary Income Total	Long-term Capital Gains Total	Return of Capital Total
Large Growth Portfolio	$263,647	$857,915	$—
Large Value Portfolio	999,080	954,229	—
Mid/Small Growth Portfolio	1,498,644	4,627,980	15,213
Mid/Small Value Portfolio	939,630	7,046,908	36,595
Dividend & Income Portfolio	3,497,955	187,460	191,895
Intermediate Fixed Income Portfolio	2,320,831	—	—

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2008, Continued

NOTE 6 – LINE OF CREDIT

Each of the Portfolios has an unsecured Loan Agreement (“LOC”) with U.S. Bank N.A. Under the terms of the LOC, borrowings for an individual Portfolio were limited to either the lesser of 10% of the Portfolios’ net assets or an explicit amount on the LOC. Interest is charged to each Portfolio based on its borrowings at prime rate minus 0.50%.

Borrowing activity under the LOC for the year ended December 31, 2008, was as follows:

Portfolio	Maximum Amount of Line of Credit	Interest Expense	Average Rate	Average Borrowings	Maximum Amount Outstanding
Rochdale Large Growth Portfolio	$2,000,000	$546	5.82%	$259,923	$639,000
Rochdale Large Value Portfolio	2,000,000	766	5.90	259,556	869,000
Rochdale Mid/Small Growth Portfolio	2,000,000	3,909	6.33	541,856	2,000,000
Rochdale Mid/Small Value Portfolio	2,000,000	6,140	6.48	710,654	2,000,000
Rochdale Dividend & Income Portfolio	2,000,000	—	—	—	—
Rochdale Intermediate Fixed Income Portfolio	2,000,000	231	4.32	274,857	697,000

At December 31, 2008, there were no borrowings under the LOC for each Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of

Rochdale Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Dividend & Income Portfolio and Rochdale Intermediate Fixed Income Portfolio, each a series of shares of beneficial interest of Rochdale Investment Trust, as of December 31, 2008, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (U.S.). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Dividend & Income Portfolio and Rochdale Intermediate Fixed Income Portfolio as of December 31, 2008, the results of their operations, changes in their net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 27, 2009

ROCHDALE INVESTMENT TRUST

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including, general supervision and review of the investment activities of the Portfolios. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day to day operations of the Trust and its separate series. The current Trustees and officers, their affiliations and principal occupations for the past five years are set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-866-209-1967.

Interested Trustees and Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Carl Acebes 570 Lexington Avenue New York, NY 10022 Age: 62	Chairman and Trustee	Since 1998	Chairman and Chief Investment Officer of Rochdale Investment Management	6	*

Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Age: 51	President and Secretary	Since 1998	President, Chief Executive Officer and Director of Research of Rochdale Investment Management	N/A	N/A

Edmund Towers 570 Lexington Avenue New York, NY 10022 Age: 51	Treasurer	Since 2005	Chief Financial Officer, Rochdale Management LLC since July 2005; Chief Financial Officer, Daiwa Securities America Inc. December 1986 to June 2005	N/A	N/A

Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Age: 37	Chief Compliance Officer	Since 2004	Senior Executive Vice President, General Counsel, Rochdale Investment Management	N/A	N/A

Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Maxime C. Baretge 570 Lexington Avenue New York, NY 10022 Age: 68	Trustee	Since 1998	President, P.A. Pommares Agencies, S.A. (luxury goods distribution)	6	*

Jerry Roland 570 Lexington Avenue New York, NY 10022 Age: 72	Trustee	Since 2001	Retired; Previously was a Consultant, Credit Suisse-First Boston (securities and investment banking)	6	*

Thomas J. Volpe 570 Lexington Avenue New York, NY 10022 Age: 73	Trustee	Since 2004	Consultant, Babcock & Brown, 2001 to present; Senior Vice President Financial Operations, The Interpublic Group of Companies Inc., 1986 to 2001	6	e-Smart Technologies Inc.;*

*	Rochdale Core Alternative Master Fund LLC; Rochdale Core Alternative Strategies Fund LLC; Rochdale Core Alternative Strategies Fund TEI LLC and Rochdale International Trade Fixed Income Fund.

ROCHDALE INVESTMENT TRUST

ADDITIONAL INFORMATION (UNAUDITED)

Proxy Voting Policies and Procedures

You may obtain a description of the Portfolios’ proxy voting policies and procedures and information regarding how the Portfolios voted proxies related to portfolio securities, without charge, upon request by contacting the Portfolios directly at 1-800-245-9888; or on the EDGAR Database on the SEC’s website at www.sec.gov.

Quarterly Form N-Q Portfolio Schedule

Each Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third fiscal quarters within sixty days of the end of the quarter to which it relates. The Portfolios’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

ADDITIONAL TAX INFORMATION (UNAUDITED)

For the period ended December 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentages of dividends declared from net investment income designated as qualified dividend income is as follows:

Large Growth Portfolio	100.00%
Large Value Portfolio	100.00%
Mid/Small Growth Portfolio	0.00%
Mid/Small Value Portfolio	100.00%
Dividend & Income Portfolio	100.00%
Intermediate Fixed Income Portfolio	8.57%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2008 is as follows:

Large Growth Portfolio	100.00%
Large Value Portfolio	100.00%
Mid/Small Growth Portfolio	0.00%
Mid/Small Value Portfolio	100.00%
Dividend & Income Portfolio	89.60%
Intermediate Fixed Income Portfolio	6.70%

Advisor

Rochdale Investment Management LLC

570 Lexington Avenue

New York, New York 10022-6837

(800) 245-9888

•

Distributor

RIM Securities LLC

570 Lexington Avenue

New York, New York 10022-6837

(800) 245-9888

•

Custodian

U.S Bank, NA.

Custody Operations

1555 N. RiverCenter Dr., Suite 302

Milwaukee, WI 53212

(800) 485-8510

•

Transfer Agent

U.S. Bancorp Fund Services

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

(866) 209-1967

•

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Rochdale Investment Trust

570 Lexington Avenue

New York, NY 10022-6837

800-245-9888

www.rochdale.com

You can discuss your questions about the Portfolios, and request other information, including the Prospectus and Statement of Additional Information (SAI), free of charge, by calling the Portfolios at 800-245-9888 or visiting our Web site at www.rochdale.com. The Prospectus and SAI provide detailed information about the Portfolios.

You can review and copy information about the Portfolios, including the Portfolios’ Prospectus and SAI, at the Public Reference Room of the Securities and Exchange Commission, or get copies for a fee, by writing or calling the Public Reference Room of the Commission, Washington, DC 20549-0102 or (202) 551-8090. You may also send an e-mail to the publicinfo@sec.gov. You can obtain the same information free of charge from the Commission’s Internet Web site at http://www.sec.gov.

(Rochdale Investment Trust’s SEC

Investment Company Act File number

is 811-08685)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-209-1967.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Thomas J. Volpe is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2008	FYE 12/31/2007
Audit Fees	$75,000	$87,000
Audit-Related Fees	$0	$0
Tax Fees	$0	$15,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2008	FYE 12/31/2007
Registrant	$0	$15,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed,

2

summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 24, 2004.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Rochdale Investment Trust

By (Signature and Title) /s/ Garrett R. D’Alessandro

Garrett R. D’Alessandro, President

Date     March 11, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Garrett R. D’Alessandro

Garrett R. D’Alessandro, President

Date     March 11, 2009

By (Signature and Title) /s/ Edmund Towers

Edmund Towers, Treasurer

Date     March 11, 2009

4